UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

VIRIOS THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Virios Therapeutics, Inc.

44 Milton Avenue

Alpharetta, GA 30009

April 26, 2022

To our Stockholders:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders of Virios Therapeutics, Inc. (the “Annual Meeting”), which will be held at 11:00 a.m., Eastern Time, on Thursday, June 16, 2022. The Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting physically. We believe that the virtual meeting format enables stockholders to attend and participate from any location at no cost, provides for cost savings to Virios Therapeutics, Inc. (the “Company”) and our stockholders and reduces the environmental impact of our Annual Meeting. You will be able to attend the Stockholder Meeting by first registering at www.viewproxy.com/viri/2022. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date.

Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of 2022 Annual Meeting of Stockholders (the “Notice”) and 2022 Annual Meeting Proxy Statement (the “Proxy Statement”). Other than the proposals described in the Proxy Statement, the Board of Directors is not aware of any other matters to be presented for a vote at the Annual Meeting.

Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we strongly urge you to vote as soon as possible to ensure that your shares are represented. Information about voting methods is set forth in the accompanying Notice and Proxy Statement.

This proxy statement and enclosed proxy card are first being mailed on or about April 26, 2022. If you have any questions with respect to voting, please call our Senior Vice President of Finance and Secretary, Angela Walsh, at 1-866-620-8655.

Thank you for your continued support of and ownership in our Company. We look forward to your participation at the meeting.

Best regards,
/s/ Greg Duncan
Greg Duncan
Chairman and Chief Executive Officer

Virios Therapeutics, Inc.

44 Milton Avenue

Alpharetta, GA 30009

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 16, 2022

To our Stockholders:

NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Virios Therapeutics, Inc. will be held on Thursday, June 16, 2022, at 11:00 a.m. Eastern Time. The safety of our stockholders is important to us and given the continuing public health concerns regarding the ongoing and evolving COVID-19 pandemic, the Annual Meeting will again be held in a virtual meeting format only to consider and vote on the following matters described in the accompanying Proxy Statement:

1.	The election of the seven director nominees named in the accompanying Proxy Statement;
2.	Ratification of the selection of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;
3.	Approval of the Virios Therapeutics, Inc. Amended and Restated 2020 Equity Incentive Plan; and
4.	Transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of 2022 Annual Meeting of Stockholders (the “Notice).

Our Board of Directors unanimously recommends that you vote “FOR” the election of all of the director nominees (Proposal 1); “FOR” the proposal to ratify Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2); and “FOR” the approval of the Virios Therapeutics, Inc. Amended and Restated 2020 Equity Incentive Plan (Proposal 3).

You will be able to attend the Annual Meeting by first registering at www.viewproxy.com/viri/2022. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting. All registrations to attend the Annual Meeting must be received by 11:59 p.m. Eastern Time on June 15, 2022.

The Board of Directors has fixed April 22, 2022 at the close of business, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

Thank you for your ongoing support of and interest in Virios Therapeutics, Inc.

By Order of the Board of Directors,
/s/ Greg Duncan
Greg Duncan
Chairman and Chief Executive Officer

Alpharetta, Georgia

April 26, 2022

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS.

This Proxy Statement and the proxy card are being mailed to our stockholders on or about April 26, 2022. In accordance with the rules of the Securities and Exchange Commission, we are advising our stockholders of the availability on the Internet of our proxy materials related to our forthcoming Annual Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all the proxy materials, as well as providing access to those proxy materials on our website. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available to beneficial holders of our common stock and record holders of our common stock at https://ir.virios.com/events-presentations/meeting.

i

Virios Therapeutics, Inc.

44 Milton Avenue

Alpharetta, Georgia 30009

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 16, 2022

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON THURSDAY, JUNE 16, 2022

Copies of this Proxy Statement, form of proxy card, and Annual Report on Form 10-K (the “Annual Report”) are available at https://ir.virios.com/events-presentations/meeting.

Your vote is important. Please vote in one of these ways:

1)	BY INTERNET: Go to http://www.proxyvote.com and follow the instructions. You will need to enter the control number printed on your proxy card;
2)	BY TELEPHONE: Call toll-free 1-800-690-6903 and follow the instructions. You will need to enter the control number printed on your proxy card;
3)	IN WRITING: Complete, sign, date and promptly return your proxy card in the enclosed envelope; or
4)	AT THE ANNUAL MEETING: Register to attend the Annual Meeting at www.viewproxy.com/viri/2022 and receive instructions on how to vote at the virtual meeting.

This Proxy Statement and the accompanying proxy card and Annual Report are intended to be sent or given to stockholders of Virios Therapeutics, Inc. (the “Company”, “Virios”, “we”, “us” or “our”) on or about April 26, 2022, in connection with the solicitation of proxies on behalf of our Board of Directors (our “Board”) for use at our 2022 Annual Meeting of Stockholders (the “Annual Meeting”), to be held virtually on Thursday, June 16, 2022, at 11:00 a.m. Eastern Time, and at any adjournment or postponement thereof.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q:	Why am I receiving these materials?
A:

You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. These proxy solicitation materials are being mailed on or about April 26, 2022 to our stockholders of record on the close of business on April 22, 2022 (the “Record Date”).

Q:	What is included in these materials?
A:	These materials include:
•	this Proxy Statement for the Annual Meeting;
•	a proxy card for the Annual Meeting; and
•	our Annual Report on Form 10-K.
Q:	Who is entitled to vote?
A:

Only stockholders of record as of the Record Date shall be entitled to notice of, and to vote at, the Annual Meeting. During the ten days prior to the Annual Meeting, you may inspect a list of stockholders eligible to vote. If you would like to inspect the list, please call our Corporate Secretary at 1-866-620-8655 to arrange an inspection. The list will also be available on request during the Annual Meeting.

Q:	How many shares of common stock can vote?
A:

There were 8,330,390 shares of our common stock outstanding as of the Record Date. Each stockholder entitled to vote at the Annual Meeting may cast one vote for each share of common stock owned by such stockholder that has voting power upon each matter considered at the Annual Meeting. Our stockholders do not have the right to cumulate their votes in elections of directors.

Q:	What may I vote on?
A:	You may vote on the following matters:
1.	the election of seven directors who have been nominated to serve on our Board;
2.	the ratification of the selection of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;
3.	the approval of the Virios Therapeutics, Inc. Amended and Restated 2020 Equity Incentive Plan; and
4.	any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.
Q:	Will any other business be presented for action by stockholders at the Annual Meeting?
A:

Management knows of no business that will be presented at the Annual Meeting other than Proposals 1, 2 and 3. If any other matter properly comes before the Annual Meeting, the persons named as proxies in the accompanying proxy card intend to vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgment on the matter.

Q:	How does the Board recommend that I vote on each of the proposals?
A:

Our Board recommends a vote “FOR” each of the director nominees, a vote “FOR” the ratification of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the year ending December 31, 2022 and a vote “FOR” the approval of the Virios Therapeutics, Inc. Amended and Restated 2020 Equity Incentive Plan.

Q:	How do I vote my shares?
A:

The answer depends on whether you own your shares of common stock of the Company directly (that is, you hold shares that show your name as the registered stockholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own shares of the Company directly (i.e., you are a “registered stockholder”): your proxy is being solicited directly by us, and you can vote by Internet, by telephone, by mail or you can vote at our Annual Meeting. You are encouraged to vote prior to the Annual Meeting to ensure that your shares will be represented.

If you wish to vote by Internet, before the meeting, go to www.proxyvote.com. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

If you wish to vote by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.

If you wish to vote by mail, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares “FOR” each of the seven director nominees, “FOR” the ratification of Dixon Hughes Goodman LLP as our independent registered public accounting firm, “FOR” the approval of the Virios Therapeutics, Inc. Amended and Restated 2020 Equity Incentive Plan, and, in their discretion, on any other matter that properly comes before the Annual Meeting. Unsigned proxy cards will not be counted.

If you wish to vote at the Annual Meeting, you will be able to vote your shares by first registering to attend the Annual Meeting at www.viewproxy.com/viri/2022. When registering, please indicate that you will be voting at the Annual Meeting. Once your registration is approved, an e-mail will be sent to you that will contain your Virtual Control Number. You will not need the Virtual Control Number to join the meeting, you will need it if you choose to vote during the meeting.

If you hold your shares of the Company through a broker, bank or other nominee, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the annual meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.viewproxy.com/viri/2022. On the day of the annual meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.

Even if you plan to virtually attend the Annual Meeting, we recommend that you vote in advance so that your vote will be counted if you later decide not to attend the Annual Meeting. You may also be able to vote by telephone, via the Internet, or at the Annual Meeting, depending upon your voting instructions. Please refer to the instructions provided with your voting instruction card and see “What do I need to do to attend the Annual Meeting virtually?” below for information about voting in these ways. See also “What is the effect if I fail to give voting instructions to my broker or other nominee?” below.

Q:	What are the procedures for attending and participating in the Annual Meeting?
A:

The Annual Meeting will be held virtually via a live audio webcast. You will be able to attend the Annual Meeting by first registering at www.viewproxy.com/viri/2022. You will receive a meeting invitation by e-mail with your unique Annual Meeting link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting. All registrations to attend the Annual Meeting must be received by 11:59 p.m. ET on June 15, 2022.

If you are a registered or beneficial holder, during the registration process, if you indicated that you will be voting at the meeting, once your registration is approved, an e-mail will be sent to you that will contain your Virtual Control Number. You will not need the Virtual Control Number to join the meeting, you will need it if you choose to vote during the meeting.

If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.viewproxy.com/viri/2022. On the day of the Annual Meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.

We have created and implemented the virtual format in order to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. A virtual Annual Meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the company and our stockholders time and money. We also believe that the online tools we have selected will increase stockholder communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our board of directors or management. During the live Q&A session of the Annual Meeting, we may answer questions as they come in and address those asked in advance, to the extent relevant to the business of the Annual Meeting, as time permits.

Both stockholders of record and street name stockholders will be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting.

Online check-in to the Annual Meeting will begin at 10:45 a.m. Eastern Time, and we encourage stockholders to log in early to allow ample time to test their computer audio system. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 1-866-612-8937. Whether or not you choose to participate in the Annual Meeting, it is important that your shares be part of the voting process. In addition, even if you plan to attend the Annual Meeting, we encourage you to return your proxy card or provide your bank, broker or other institution with voting instructions before the Annual Meeting in order to ensure that your shares are represented.

Q:	Will I have the same participation rights in this virtual-only stockholder meeting as I would have at an in-person stockholder meeting?
A:

Yes. If you register to attend, and attend, the Annual Meeting pursuant to the instructions above, you will be able to vote online during the Annual Meeting, change a vote you may have submitted previously, or ask questions online that will be reviewed and, if appropriate, answered by the speakers.

Q:	What is a proxy?
A:

A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxies Greg Duncan and Angela Walsh. They may act together or individually on your behalf and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to attend the Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of common stock may be voted.

Q:	What is the effect if I fail to give voting instructions to my broker or other nominee?
A:

If your shares are held by a broker or other nominee, you must provide your broker or nominee with instructions on how to vote your shares for Proposal 1 and Proposal 3 in order for your shares to be counted. If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. If you hold your shares in street name, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing your broker, bank or other nominee in how to vote your shares. We encourage you to provide voting instructions to your broker, bank or other nominee.

Brokers, banks or other nominees that are member firms of the Nasdaq Capital Market and who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Brokers, banks or other nominees will have this discretionary authority with respect to routine matters such as Proposal 2; however, they will not have this discretionary authority with respect to non-routine matters, including Proposal 1 and Proposal 3. With respect to non-routine matters, if beneficial owners do not provide voting instructions, these are called “broker non-votes.”

In the event of a broker non-vote, such beneficial owners’ shares will be included in determining whether a quorum is present, but otherwise will not be counted. In addition, abstentions will be included in determining whether a quorum is present but otherwise will not be counted. Thus, a broker non-vote or an abstention will make a quorum more readily obtainable, but a broker non-vote or an abstention will not otherwise affect the outcome of a vote on a proposal that requires a plurality of the votes cast, and a broker non-vote will not otherwise affect the outcome of a vote on a proposal that requires a majority of the votes cast. An abstention with respect to a proposal that requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote will, however, have the same effect as a vote against the proposal. See “What vote is required to approve each proposal?” below.

We encourage you to provide voting instructions to the organization that holds your shares.

Q:	What if I want to change my vote or revoke my proxy?
A:

A registered stockholder may change his or her vote or revoke his or her proxy at any time before the Annual Meeting by (i) going to www.proxyvote.com and log in using your 16-digit control number provided on your proxy card, or voting instruction form, (ii) attending and voting at the Annual Meeting, or (iii) submitting a later dated proxy card. We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls, whether your instructions are received by mail or at the Annual Meeting. If you hold your shares through a broker, bank or other nominee and wish to change your vote, you must follow the procedures required by your nominee.

Q:	What is a quorum?
A:

The holders of one-third of the 8,330,390 shares of common stock outstanding and entitled to vote as of the Record Date, either present or represented by proxy, constitutes a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance the Annual Meeting or represented by proxy, the stockholders present by attendance at the meeting or by proxy may adjourn the Annual Meeting until a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

Q:	What vote is required to approve each proposal?

A: Proposal 1: Election of directors: A plurality of the votes of those present or represented by proxy and entitled to vote with respect to this proposal is required for the election of directors. This means that the seven director nominees with the most votes will be elected as directors of the Company. You may choose to vote or withhold your vote for such nominees. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of a director will not be voted with respect to the director indicated and will have no impact on the election of directors, although it will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on Proposal 1.

Proposal 2: Ratification of our independent registered public accounting firm: A majority of the shares of stock that are present or represented by proxy and entitled to vote -with respect to this proposal must be voted in favor of the proposal. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted, although it will be counted for purposes of determining the number of shares of common stock present or represented by proxy and entitled to vote. Accordingly, if you choose to “ABSTAIN” with respect to either proposal, your abstention has the same effect as a vote “AGAINST.” Broker non-votes will have the same effect as a vote “AGAINST.”

Proposal 3: Approval of the Virios Therapeutics, Inc. Amended and Restated 2020 Equity Incentive Plan: A majority of the shares of stock that are present or represented by proxy and entitled to vote with respect to this proposal must be voted in favor of the proposal. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted, although it will be counted for purposes of determining the number of shares of common stock present or represented by proxy and entitled to vote. Accordingly, if you choose to “ABSTAIN” with respect to either proposal, your abstention has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on Proposal 3.

Q:	What if additional proposals are presented at the Annual Meeting?
A:

We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. However, with respect to any other business that properly comes before the Annual Meeting, your proxies are authorized to vote on your behalf using their judgment.

Q:	Do the directors and officers of the Company have an interest in the outcome of the matters to be voted on?
A:

Our directors and officers will not receive any special benefit as a result of the outcome of the matters to be voted on, except that our directors will receive compensation for such service as described later in this Proxy Statement under the heading “Executive and Director Compensation” and our directors and officers will be eligible to receive awards under the Virios Therapeutics, Inc. Amended and Restated 2020 Equity Incentive Plan.

Q:	How many shares do the directors and officers of the Company beneficially own, and how do they plan to vote their shares?
A:

Directors and executive officers, who, as of the Record Date, had beneficial ownership (or had the right to acquire beneficial ownership within 60 days following the Record Date) of approximately 19.9% of our outstanding common stock, are expected to vote, or direct the voting of their shares, in favor of the election of the seven director nominees set forth in this Proxy Statement, in favor of the ratification of the selection of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the year ending December 31, 2022, and in favor of approving the Virios Therapeutics, Inc. Amended and Restated 2020 Equity Incentive Plan.

Q:	Who will count the votes?
A:	A representative of Alliance Advisors, LLC, acting as the inspector of election, will tabulate and certify the votes.
Q:	Who can attend the Annual Meeting?
A:	All stockholders as of the Record Date are invited to attend the Annual Meeting.
Q:	Are there any expenses associated with collecting the stockholder votes?
A:

We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our stockholders. Officers and other employees of the Company may solicit proxies in person or by telephone but will receive no special compensation for doing so.

Q:	Where can you find the voting results?
A:	Voting results will be reported in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (“SEC”) within four business days following the Annual Meeting.

Q:	Who is our independent registered public accounting firm, and will they be represented at the Annual Meeting?
A:

Dixon Hughes Goodman LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2021 and audited our financial statements for such fiscal year. Dixon Hughes Goodman LLP has been selected by our Audit Committee to serve in the same role and to provide the same services for the fiscal year ending December 31, 2022. We expect that one or more representatives of Dixon Hughes Goodman LLP will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the Annual Meeting.

Q:	Why are you being asked to ratify the selection of Dixon Hughes Goodman LLP?
A:

Although stockholder approval of our Audit Committee’s selection of Dixon Hughes Goodman LLP as our independent registered public accounting firm is not required, we believe that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit Committee has agreed to reconsider its selection of Dixon Hughes Goodman LLP, but will not be required to take any action.

BOARD OF DIRECTORS

Our Board currently consists of seven members. Upon the adjournment of our 2022 Annual Meeting of Stockholders, our Board will continue to consist of seven members. Biographical information regarding the business experience of each of our directors and the primary aspects of each of our directors’ experience, qualifications, attributes or skills that led to the conclusion that each of our directors should serve on our Board is set forth below:

	Director				Board Committees
Name	Since	Age	Independent	Position	Audit	Compensation	Nominating
Greg Duncan	2018	57		Chairman of the Board and CEO
Richard Burch	2020	65		Director
Abel De La Rosa, Ph.D.	2020	59	√	Director	√	√
David Keefer	2018	69	√	Director	√	√	√
William L. Pridgen, M.D.	2020	61		Founder and Director
John C. Thomas, Jr.	2020	68	√	Director	√
Richard J. Whitley, M.D.	2020	76	√	Director		√	√

Nominees for Election to the Board of Directors for a Term Expiring at the 2022 Annual Meeting

Greg Duncan

Mr. Duncan has served as a member of our Board since 2018, as CEO since April 2020 and Chairman of the Board since July 2020. Since November 2020, Mr. Duncan has served as a director of CorMedix Inc. (NYSE American: CRMD), a biopharmaceutical company focused on developing and commercializing therapeutic products for the prevention and treatment of infectious and inflammatory diseases. Previously, from January 2014 to March 2020, Mr. Duncan was President and Chief Executive Officer of Celtaxsys, Inc., a privately held biotech company focused on developing anti-inflammatory medicines for rare disease. Prior to Celtaxsys, from 2007 to 2013, Mr. Duncan served as a President at Belgium based UCB, a specialty pharma entity developing and commercializing medicines for immunologic and central nervous system disorders, including serving as an Executive Committee Member for three years. Before joining UCB, from 1989 to 2007, Mr. Duncan was employed at Pfizer, Inc. During his tenure at Pfizer, he held several executive U.S. and international appointments, including President of Pfizer’s $1.5B Latin America Operations and SVP of US Marketing. His operational teams had accountability for many household named pharmaceutical brands including Lipitor, Zoloft, Viagra, Celebrex, Aricept, Lyrica and Zithromax (ZPack). In addition, Mr. Duncan has served as director for Biotie Therapeutics, the American Psychiatric Foundation, Bio International Organization (BIO), Southeast BIO and the Georgia Bio industry association groups. Mr. Duncan holds a Master’s Degree in Business Administration from Emory University in Atlanta, GA, and a Bachelor’s Degree in Economics from the State University of New York in Albany, NY.

We believe that Mr. Duncan is qualified to serve on our board of directors due to his significant experience in the pharmaceutical industry and the development of candidates.

Richard Burch

Mr. Burch was our President from January 2014 to December 2020. Upon completion of our initial public offering (“IPO”) in December 2020, Mr. Burch resigned as President and joined our Board. Prior to joining the Company, Mr. Burch worked at Pfizer, from 1979 to 2009, starting as a sales rep and working his way up to Senior Vice President overseeing numerous divisions with more than 6,500 employees. He was accountable for $11.5 billion in revenue and had responsibilities in launching or managing over 20 pharmaceutical products, including blockbuster brands such as Celebrex, Lyrica, Aricept, Zoloft, Rebif, Zithromax and Lipitor. Following his tenure at Pfizer, Mr. Burch was named Vice President and General Manager for UCB, Inc., overseeing all operations for the US CNS Business Unit including P&L management and responsibility for pipeline and in-line portfolio of CNS products. Mr. Burch currently serves on the University of Alabama Business School Board, is a member of the University of Alabama President’s Cabinet, is the President of the DCH Health System Foundation Board and is on the executive committee for the West Alabama United Way Alexis de Tocqueville Society. Mr. Burch received a Bachelor’s Degree in Marketing from the University of

Alabama and certification from the Finance and Accounting Department of Columbia University’s Graduate School of Business.

We believe that Mr. Burch is qualified to serve on our board of directors due to his significant experience as an executive in the pharmaceutical industry.

Abel De La Rosa, Ph.D.

Dr. De La Rosa has served as a member of our Board since December 2020. Dr. De La Rosa is the Chairman of the Board of Directors and co-founder of Antios Therapeutics. He was most recently Antios’ chief executive officer and led it from an early stage idea to a clinical-stage bio pharmaceutical company. Dr. De La Rosa was a member of the board of directors of Celtaxsys, Inc. from 2012- 2020. Also, he was the Chief Scientific Officer of Drug Innovation Ventures at Emory (DRIVE) and the Emory Institute for Drug Development (EIDD) from 2012 to 2018, focused on the discovery and development of antiviral drugs for the treatment of viral diseases of unmet medical need and global concern. Prior to joining Emory University, Dr. De La Rosa was Senior Vice President of Business Development and Scientific Affairs at Pharmasset, from 2002 until its acquisition by Gilead Sciences (Nasdaq: GILD) for $11 billion in 2012, he was responsible for licensing, strategic transactions, and alliance management of collaborations and partnerships with pharmaceutical companies and universities. Prior to Pharmasset, Dr. De La Rosa held both scientific and business positions at Visible Genetics, Innogenetics, Boston Biomedica, and Digene. He is an inventor and author on several U.S. patents and publications relating to molecular diagnostic methods, techniques and therapeutics for infectious diseases and cancer. Dr. De La Rosa earned a Fogarty Fellowship and an Intramural Research Training Award Fellowship from the National Institutes of Health, where he completed post-doctoral training in the Laboratory of Biochemistry and the Laboratory of Pathology of the National Cancer Institute. He holds a Bachelor’s Degree in Microbiology from the University of California, San Diego, and a Ph.D. in Microbiology from Miami University.

We believe that Dr. De La Rosa is qualified to serve on our board of directors due to his significant knowledge and experience in the pharmaceutical industry and his experience as an officer and director in the pharmaceutical industry.

David Keefer

Mr. Keefer has served as a member of our Board since 2018. Mr. Keefer is a 30-year industry veteran with broad-based experience in leading commercial operations. In addition, he is engaged in the nutraceutical area with a healthy energy supplements and drinks company. Mr. Keefer has been a visionary leader in the health care industry with a proven track record of success. He is a seven-time winner of Pharma Voice’s top 100 leaders in healthcare. Mr. Keefer has held executive roles at Biovail, Pharmacia, Pfizer, Wyeth and Publicis Health. Roles including CEO, Chief Global Development Officer, Chief Commercial Officer, and other commercial focused roles in marketing and communications. Currently, Mr. Keefer is President of Ethica Group, LLC which is a healthcare consulting firm and is a director at SDHB Coalition, a non-profit organization focused on treatment of rare cancers. Most recently, Mr. Keefer had overall responsibility for Global Business Development for Publics Health, the world’s largest global health focused organization offering marketing, communications, and personal message delivery solutions to the life sciences market.

We believe that Mr. Keefer is qualified to serve on our board of directors due to is his significant knowledge and experience in the pharmaceutical industry as an executive and a director.

William L. Pridgen, M.D.

Dr. Pridgen has served as a member of our Board since 2020. Dr. Pridgen founded the Company in 2012 and served as Chief Executive Officer from 2012 to April 2020. Dr. Pridgen is a board-certified surgeon practicing with Tuscaloosa Surgical Associates, P.C. in Tuscaloosa, Alabama. Dr. Pridgen obtained his B.S. in Biology from Rhodes College, attending the medical school and completing his surgical residency at the University of Tennessee College of Medicine. Dr. Pridgen is certified in general surgery and is a fellow of the American College of Surgeons. Dr. Pridgen has spent nearly 20 years searching for effective treatments in irritable bowel syndrome, fibromyalgia (“FM”), and myalgic encephalomyelitis/chronic fatigue syndrome, and served as a physician and surgeon in the United States Navy for five years.

We believe that Dr. Pridgen is qualified to serve on our board of directors due to him being the founder of this company and his significant knowledge and experience in the pharmaceutical industry and in treatments for FM.

John C. Thomas, Jr.

Mr. Thomas has served as a member of our Board since December 2020. Mr. Thomas served as the Chief Financial Officer and Secretary of SmartPharm Therapeutics, Inc, a genetic research and development company from its inception in 2017 until it was acquired in September 2020. In late 2017, Mr. Thomas rejoined DemeRx, Inc., a privately held company developing non-additive treatments for drug addiction, as the Chief Financial Officer after previously being the Chief Financial Officer from 2010 to 2013. From April 2014, Mr. Thomas has served as a director of NantKwest, Inc. (Nasdaq: NK) and is chairperson of the audit committee and a member of the compensation committee until it merged with Immunity Bio (Nasdaq: IBRX) in 2021. From 2001 until 2018, Mr. Thomas served as Chief Financial Officer and Secretary, and from 2001 to 2016 as a director of CorMatrix Cardiovascular, a privately held medical device company. He has also served as Chief Financial Officer, Secretary, and Director of Motion Reality, Inc., a motion capture and simulation company, since 1991. From 2012 until 2019, Mr. Thomas served as a director of Novelion Therapeutics, Inc. (formerly QLT, Inc.), a public company focused on rare diseases and was the Chairperson of their Audit and Risk Committee and Nominating and Governance Committee. During the past ten years, Mr. Thomas served as acting Chief Financial Officer for DemeRx, Inc., Clear Point, MiMedx Group, Inc., and DARA BioSciences and as a director of MRI Interventions, Inc. Between 1999 and 2012, Mr. Thomas served as a Trustee and subsequently the Chairman of the Finance Committee of The Walker School, a private school. Mr. Thomas is a Certified Public Accountant and graduated from the University of Virginia, McIntire School of Commerce.

We believe that Mr. Thomas is qualified to serve on our board of directors due to his significant financial and accounting knowledge and experience serving on boards of directors of public companies.

Richard J. Whitley, M.D.

Dr. Whitley has served as a member of our Board since December 2020. Dr. Whitley is the Distinguished Professor, Loeb Scholar Chair in Pediatrics, and Professor of Pediatrics, Microbiology, Medicine and Neurosurgery at the University of Alabama at Birmingham. He is the Co-Director, Division of Pediatric Infectious Diseases; Vice-Chair, Department of Pediatrics; Senior Scientist, Department of Gene Therapy; Director for Drug Discovery and Development; Senior Leader, Comprehensive Cancer Center; Associate Director for Clinical Studies, Center for AIDS Research; and Co- Founder and Co-Director, Alabama Drug Discovery Alliance. Dr. Whitley is responsible for the National Institute of Allergy and Infectious Diseases (NIAID) Collaborative Antiviral Study Group and directs a center for drug discovery in the arena of emerging infections. He is a past President of the International Society of Antiviral Research and the Infectious Diseases Society of America, and currently chairs both the NIAID Recombinant DNA Advisory Council and the NIAID HIV Vaccine Data Safety and Management Board. Dr. Whitley was a director of Gilead Sciences, Inc. (Nasdaq: GILD) from 2008 to 2021 and served on Gilead’s Scientific Advisory Board from 2003 to 2008. He is an elected member of the American Society of Clinical Investigation, the Association of American Physicians and an Honorary member of the Irish Academy of Science.

We believe that Dr. Whitely is qualified to serve on our board of directors due to his significant knowledge and experience in the pharmaceutical industry and serving on boards of directors of public companies.

Legal Proceedings with Directors or Executive Officers

There are no legal proceedings related to any of our directors or executive officers that require disclosure pursuant to Items 103 or 401(f) of Regulation S-K.

Corporate Governance and Board Matters

Our Board is responsible for the supervision of our overall affairs. Our Board has established three standing committees: Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee (the “Nominating Committee”). The Audit Committee, Compensation Committee and Nominating Committee operate under charters adopted by the Board that govern their responsibilities. Copies of each of these charters and our Code of Business Conduct and Ethics can be obtained free of charge from the Company’s website, www.virios.com, or by contacting the Company at the attention of the Secretary at our offices at Virios Therapeutics, Inc., 44 Milton Avenue, Alpharetta, GA 30009. All references to our website address are intended to be inactive textual references only and do not constitute incorporation by reference of the information contained at or available through our website.

Leadership Structure

The Company seeks to maintain an appropriate balance between management and the Board. Our Board does not have a policy regarding the separation of the offices of Chairman of the Board and Chief Executive Officer. Our Board believes that it is important to retain the flexibility to combine or separate the responsibilities of the offices of Chairman of the Board and Chief Executive Officer, as from time to time it may be in the best interests of the Company. Our Board believes that our Chief Executive Officer is in the best position to most effectively serve as the Chairman of the Board given that he has the primary responsibility for managing our day-to-day operations and therefore has a detailed and in-depth knowledge of the risks, issues, opportunities and challenges facing us and our business. The Board also believes that the Chief Executive Officer serving as Chairman of the Board further promotes information flow between management and the Board and enhances the quality of the Board’s overall decision-making process, including with respect to risk assessment. In the future, we may also introduce a role of lead independent director.

Meetings of the Board and Board Attendance

During 2021, our Board held 6 meetings, our Audit Committee held 5 meetings, our Compensation Committee held 5 meetings and our Nominating Committee held 2 meetings. Each director attended at least 75% of the meetings of the Board and meetings of each committee on which he or she served during 2021.

Directors are encouraged, but not required, to attend our annual stockholder meetings. All of the directors attended the 2021 Annual Meeting of Stockholders.

Executive Sessions of the Board

The Board meets periodically, and at least annually, in executive session without those directors who are also executive officers of the Company or any other members of management of the Company.

Director Independence

Our Board has determined that John Thomas, David Keefer, Abel De La Rosa and Richard Whitley are independent within the meaning of Section 5605(a)(2) of the Nasdaq Stock Market Rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), that John Thomas, David Keefer and Abel De La Rosa meet the additional test for independence for audit committee members imposed by SEC regulations and the Nasdaq Stock Market Rules and that David Keefer, Abel De La Rosa and Richard Whitley meet the additional test for independence for compensation committee members imposed by the Nasdaq Stock Market Rules. The Board is responsible for ensuring that independent directors do not have a material relationship with us or any of our affiliates or any of our executive officers or his or her affiliates.

Removal and Appointment of Directors

Our certificate of incorporation and bylaws provide that a director may be removed with or without cause by the holders of at least a majority of the voting power of the shares then entitled to vote at an election of directors. Under such certificate of incorporation and bylaws, any vacancy on our Board, including a vacancy resulting from an enlargement of our Board, may be filled only by the vote of a majority of our directors then in office. Furthermore, our certificate of incorporation provides that the authorized number of directors may be changed only by a resolution adopted by the majority of our Board.

Role of the Board in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating Committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks.

Management regularly reports on any potential material risks to the Company at each Board meeting. Management reports regularly to the full Board, which also considers the Company’s risk factors. While the Board oversees the Company’s risk management, Company management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

Board Committees

Our Audit Committee consists of Abel De La Rosa, David Keefer and John Thomas, with John Thomas serving as chair. Our Compensation Committee consists of Abel De La Rosa, David Keefer and Richard Whitley, with David Keefer serving as chair. Our Nominating Committee consists of David Keefer and Richard Whitley, with Richard Whitley serving as chair. In compliance with the Nasdaq Stock Market Rules, all of the members of our Audit, Compensation and Nominating Committees are independent.

Audit Committee

The primary purpose of our Audit Committee is to assist the Board in the oversight of the integrity of our accounting and financial reporting process, the audits of our financial statements, and our compliance with legal and regulatory requirements. In 2021, our Audit Committee held 5 meetings. The functions of our Audit Committee include, among other things:

•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;
•	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;
•	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;
•	coordinating our Board’s oversight of our internal control over financial reporting and disclosure controls and procedures;
•	discussing our risk management policies;
•	meeting independently with our internal auditing staff, if any, registered public accounting firm and management;
•	reviewing and approving or ratifying any related person transactions; and
•	preparing the audit committee report required by SEC rules.

The financial literacy requirements of the SEC require that each member of our Audit Committee be able to read and understand fundamental financial statements. In addition, at least one member of our Audit Committee is qualified as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act of 1933 (the “Securities Act”), and has financial sophistication in accordance with the Nasdaq Stock Market Rules. Our Board has determined that John Thomas qualifies as an audit committee financial expert. For the relevant experience of John Thomas that qualifies him as an audit committee financial expert, please see his biographical information under “Nominees for Election to the Board of Directors for a Term Expiring at the 2022 Annual Meeting.”

For information on audit fees, see “Proposal 2: Ratification of Independent Registered Public Accounting Firm.”

Compensation Committee

The primary purpose of our Compensation Committee is to assist our Board in exercising its responsibilities relating to compensation of our executive officers and employees and to administer our equity compensation and other benefit plans. In carrying out these responsibilities, this committee reviews all components of executive officer and employee compensation for consistency with its compensation philosophy, as in effect from time to time. In 2021, our Compensation Committee held 5 meetings. The functions of our Compensation Committee include, among other things:

•	reviewing and approving, or recommending for approval by the Board, the compensation of our Chief Executive Officer and our other executive officers;
•	overseeing and administering our cash and equity incentive plans;
•	reviewing and making recommendations to our Board with respect to director compensation;
•	reviewing and discussing annually with management our “Compensation Discussion and Analysis” to the extent required; and
•	preparing the annual compensation committee report required by SEC rules, to the extent required.

Nominating Committee

The primary purpose of our Nominating Committee is to assist our Board in promoting the best interests of the Company and our stockholders through the implementation of sound corporate governance principles and practices. In 2021, our Nominating Committee held 2 meetings. The functions of our Nominating Committee include, among other things:

•	identifying nominees for election to the board, consistent with the qualifications and criteria approved by the board;
•	determining the composition of the committees of the board;
•	recommending to the board the director nominees for the annual meeting of stockholders;
•	developing, overseeing and making recommendations to the board regarding our corporate governance guidelines and procedures;
•	establishing and monitoring a process of assessing the board’s effectiveness; and
•	overseeing the evaluation of the board.

While the Nominating Committee does not have a formal diversity policy, the Nominating Committee recommends candidates based upon many factors, including the diversity of their business or professional experience, the diversity of their background and their array of talents and perspectives. We believe that the Nominating Committee’s existing nominations process is designed to identify the best possible nominees for the Board, regardless of the nominee’s gender, racial background, religion or ethnicity. The Nominating Committee identifies candidates through a variety of means, including recommendations from members of the Board and suggestions from our management including our Chief Executive Officer. In addition, the Nominating Committee considers candidates recommended by third parties, including stockholders. The Nominating Committee gives the same consideration to candidates recommended by stockholders as those candidates recommended by members of our Board. Stockholders wishing to recommend director candidates for consideration by the Nominating Committee may do so by writing to our Secretary and giving the recommended candidate’s name, biographical data and qualifications. Nominees should have a reputation for integrity, honesty and adherence to high ethical standards, should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company, should be willing and able to contribute positively to the decision-making process of the Company, should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees, should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders, should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director. Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on the Board should be considered.

Board Diversity

The Company and its Board values diversity as a core principle. Accordingly, diversity of personal and professional experiences, opinions, perspectives, and backgrounds, including with respect to race, ethnicity, gender, age, cultural backgrounds, geographic origin, sexual identity, and gender orientation, is a continuing goal for our directors. Our Board currently has 7 members, 1 of whom is diverse.

The Board Diversity Matrix below presents the Board’s diversity statistics in the format prescribed by applicable Nasdaq Stock Market Rules. We also recognize the value of other diverse attributes that individuals can bring to our Board, including for example, those who are of an ethnic heritage other than the categories shown below.

Board Diversity Matrix
Total Number of Directors	7
Part I: Gender Identity	Female	Male	Non- Binary	Did Not Disclose Gender
Directors	0	6	0	1
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	1	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	1

Compensation Committee Interlocks and Insider Participation

During 2021 and as of the date of this Proxy Statement, no member of our Compensation Committee has ever been an executive officer or employee of ours and no executive officer of the Company currently serves, or has served during the last completed year, on the board of directors, compensation committee or other committee serving an equivalent function, of any other entity that has one or more officers serving as a member of our Board or Compensation Committee.

Stockholder Communications with the Board

Stockholders who wish to communicate directly with the Board, or with a particular director, may send a letter addressed to our Secretary at Virios Therapeutics, Inc., 44 Milton Avenue, Alpharetta, GA 30009. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder Board Communication” or “Stockholder Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the directors addressed. If a stockholder wishes the communication to be confidential, such stockholder must clearly indicate on the envelope that the communication is “confidential.” The Secretary will then forward such communication, unopened, to the directors, or director, specified on the envelope, or if none, to the Chairman of the Board.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics applicable to all of our directors, executive officers and employees. The Code of Business Conduct and Ethics outlines the principles, policies and laws that govern our activities and establishes guidelines for conduct in the workplace. Every director, executive officer and employee is required to read the Code of Business Conduct and Ethics annually. The Nominating Committee of our Board is responsible for overseeing the Code of Business Conduct and Ethics and must approve any waivers of the Code of Business Conduct and Ethics for directors, executive officers or employees. We expect that any amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements, will be disclosed on our website at www.virios.com.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms and amendments thereto, we believe that, during 2021, none of our officers, directors, and greater than 10% beneficial owners failed to file on a timely basis the reports required by Section 16(a), other than as described below.

A late Form 4 was filed by our executive officer, R, Michael Gendreau, on January 12, 2021 in connection with a grant of a stock option award on January 1, 2021.

In 2021, it was determined that the Form 3 filed on December 17, 2020 by Richard Burch, a director of the Company, understated Mr. Burch’s ownership of Common Stock due to administrative error. On February 14, 2022, Mr. Burch filed a Form 5 to report the corrected number of shares.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board assists the Board in performing its oversight responsibilities for our financial reporting process and audit process as more fully described in the Audit Committee’s charter. Management has the primary responsibility for the financial statements and the reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), or the PCAOB, and to issue a report thereon.

In the performance of its oversight function, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2021 with management and with our independent registered public accounting firm. In addition, the Audit Committee has discussed the matters required by PCAOB Auditing Standard No. 1301, Communications with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our financial statements, with Dixon Hughes Goodman LLP, our independent registered public accounting firm for the year ended December 31, 2021. The Audit Committee has also received and reviewed the written disclosures and the letter from Dixon Hughes Goodman LLP required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence (which relates to the independent registered public accounting firm’s independence from us) and has discussed with Dixon Hughes Goodman LLP their independence from us. We also considered whether any non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.

Based on the review and discussions referenced above, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021.

Audit Committee:

Abel De La Rosa,

David Keefer,

and
John Thomas, Chair

The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of April 22, 2022 (except where otherwise noted) by:

●	each stockholder known by the Company to own beneficially more than 5% of our common stock.
●	each of our named executive officers (as that term is defined later in this Proxy Statement under the heading “Executive and Director Compensation”);
●	each of our directors; and
●	all directors and executive officers as a group.

Percentage ownership in the following table is based on 8,330,390 shares of common stock outstanding as of April 22, 2022. We have determined beneficial ownership in the table in accordance with the rules of the SEC. In computing the number of shares beneficially owned by any person or group of persons and the percentage ownership of that person or group, shares of common stock that may be acquired within 60 days of April 22, 2022 subject to options or other rights held by such person, are deemed to be beneficially owned by such person and outstanding for the calculation of such person’s percentage ownership. These shares are not considered to be outstanding for computing the percentage ownership of any other person. Unless otherwise noted, the address of all listed stockholders is c/o Virios Therapeutics, Inc., 44 Milton Avenue, Alpharetta, GA 30009. To our knowledge, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of common stock shown as beneficially owned by such stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Director or Named Executive Officer	Shares Beneficially Owned		% of Shares Outstanding Shares
Richard Burch	448,056	(1)	5.2%
Abel De La Rosa, Ph.D.	11,875	(2)	*
Greg Duncan	480,882	(3)	5.5%
R. Michael Gendreau, M.D., Ph.D.	19,708	(4)	*
Ralph Grosswald	51,621	(5)	*
David Keefer	20,683	(6)	*
William L. Pridgen, M.D.	740,128	(7)	8.9%
John C. Thomas, Jr.	8,875	(8)	*
Richard J. Whitley, M.D.	9,875	(9)	*
All Executive Officers and Directors as a Group (10 persons)	1,844,324		19.9%
Beneficial Owners of more than 5% of our common stock:
Masters Capital Management, LLC	650,000	(10)	7.8%

*	Denotes beneficial ownership of less than 1%.
(1)	Includes 300,375 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(2)	Includes 7,875 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(3)	Includes 455,921 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(4)	Consists of 19,708 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(5)	Consists of 51,621 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(6)	Includes 7,875 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(7)	Includes 7,875 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(8)	Includes 7,875 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(9)	Includes 7,875 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.

(10)	Solely based on the information included in the most recently available Schedule 13G filed with the SEC on February 14, 2022, by Michael Masters, individually and as managing member of Masters Capital Management, LLC. The address for Mr. Masters and Masters Capital Management, LLC is listed in the Schedule 13G as 3060 Peachtree Road, Suite 1425, Atlanta, GA 30305.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth additional information as of December 31, 2021 with respect to the shares of common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements in effect as of December 31, 2021. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and the number of shares remaining available for future grant, excluding the shares to be issued upon exercise of outstanding options.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights(a)	Weighted-average exercise price of outstanding options, warrants and rights(b)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))(c)(2)
Equity compensation plans approved by security holders(3)	749,147	$9.03	63,353
Equity compensation plans not approved by security holders	—	—	—
Total	749,147	$9.03	63,353

(1)	Consists of the weighted average exercise price of outstanding options as of December 31, 2021.
(2)	Consists entirely of shares of common stock that remain available for future issuance under the Virios Therapeutics 2020 Equity Incentive Plan as of December 31, 2021.
(3)	Consists of options outstanding as of December 31, 2021 under the Virios Therapeutics, Inc. 2020 Equity Incentive Plan.

EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages as of the date of this Proxy Statement:

Name	Age	Position
Greg Duncan	57	Chairman and Chief Executive Officer
R. Michael Gendreau, M.D., Ph.D.	66	Chief Medical Officer
Ralph Grosswald	53	Senior Vice President of Operations
Angela Walsh	56	Senior Vice President of Finance

Greg Duncan — For biographical information of Greg Duncan, see “Board of Directors.”

R. Michael Gendreau, M.D., Ph.D. has been our Chief Medical Officer since January 2021 and prior to that was acting Chief Medical Officer since 2012 through his healthcare biotechnology firm, Gendreau Consulting, LLC. Dr. Gendreau received his B.S. in chemistry from Ohio University and his M.D./Ph.D. in medicine and pharmacology from The Ohio State University College of Medicine. Before starting his own consulting firm, from 1995 to 2011, Dr. Gendreau worked at Cypress Bioscience, Inc. During that time, he held various positions including Vice President of Research and Development and Chief Medical Officer. Before joining Cypress Bioscience, Inc., Dr. Gendreau was Vice President of Research and Development and Chief Medical Officer for MicroProbe Corporation, a developer and manufacturer of DNA/RNA probe-based diagnostic products.

Ralph Grosswald has served as the Senior Vice President of Operations since January 1, 2022 and prior to that Mr. Grosswald was the Vice President of Operations since April 1, 2020. Mr. Grosswald brings 25 years of experience developing innovative drugs and medical devices to our leadership team. Prior to joining Virios, from 2005 to March 2020, Mr. Grosswald was the Vice President of Operations at Celtaxsys, Inc. where he managed operations, nonclinical development and clinical trials of acebilustat for the treatment of cystic fibrosis. Prior to that, Mr. Grosswald started GMP Companies, Inc. where he managed development programs of the first ever Microinvasive Glaucoma Shunt and the LifeSync Wireless ECG from 1999 to 2005. Before joining GMP, from 1997 to 1999, he was the Director of Outcomes Research for the National Healthcare Network, a cardiovascular centers of excellence managed care network partnered with the Duke Clinical Research Institute. Mr. Grosswald began his career as a clinical trial coordinator for both interventional cardiology and cardiothoracic surgery studies at the Emory University School of Medicine from 1990 to 1997. Mr. Grosswald holds a Bachelor of Arts and a Master of Public Health degree from Emory University.

Angela Walsh has served as the Senior Vice President of Finance since January 1, 2021 and prior to that Ms. Walsh was our Vice President of Finance since April 1, 2020. Prior to joining Virios, from 2016 to March 2020, Ms. Walsh was the Vice President of Finance for Celtaxsys, Inc., a privately held biotech company focused on developing anti-inflammatory medicines for rare diseases such as Cystic Fibrosis, where she oversaw and managed the company’s financial and accounting activities. Prior to that, from 2015 to 2016, Ms. Walsh was a partner at Vennskap, LLC and from 2014 to 2015 was the CFO for Green Circle Bio Energy, a startup renewable energy company, where she was part of the executive team that executed a successful acquisition by Enviva Partners, LP. From 2011 to 2014, she was the CFO at Atlanco, Inc., a tactical apparel company, and from 2006 to 2011, she held various positions at Altea Therapeutics, Inc., a biotech transdermal patch and medical device company, the last of which was Vice President of Finance. From 2003 to 2006, she worked for Russell Corporation where she held various positions, including serving as the Controller for Huffy Sports. During her tenure, Ms. Walsh has participated in numerous capital market transactions including mergers and acquisitions, debt offerings and initial public offerings. Ms. Walsh began her accounting career with Arthur Anderson, LLP as an auditor and is a Certified Public Accountant in both Georgia and North Carolina. Ms. Walsh holds a Bachelor of Science in Accounting from Wake Forest University.

EXECUTIVE AND DIRECTOR COMPENSATION

The information in this section summarizes the compensation earned by our executive officers.

Our named executive officers for the year ended December 31, 2021 (“Named Executive Officers”), which consist of our principal executive officer, up to two other most highly compensated executive officers who were serving as executive officers as of December 31, 2021 and up to two additional individuals who would have been another most highly compensated executive officer but for the fact that such individual was not serving as an executive officer as of December 31, 2021, are:

•	Greg Duncan, our Chairman and Chief Executive Officer;

•	R. Michael Gendreau, MD, PhD, our Chief Medical Officer; and

•	Ralph Grosswald, our Vice President of Operations

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2021 and 2020.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Greg Duncan	2021	512,500	300,668	256,250	29,920	1,099,338
Chairman and Chief Executive Officer	2020	375,000	2,889,851	250,000	26,943	3,541,794
R. Michael Gendreau, MD, PhD	2021	325,000	228,412	113,750	21,151	688,313
Chief Medical Officer	2020	—	—	30,000	—	30,000
Ralph Grosswald	2021	224,859	150,334	48,251	1,583	425,027
Vice President of Operations	2020	146,250	275,918	39,000	—	461,168

(1)	The amounts in this column represent the grant date fair value of the option awards as calculated using the Black-Scholes option pricing model.
(2)	The amounts in this column represent annual cash incentive awards payable to our Named Executive Officers for each of 2021 and 2020.

Employment Agreements

We have entered into employment agreements with our executive officers, which include provisions regarding post termination compensation. We do not have a formal severance policy or plan applicable to our executive officers as a group. The following summaries of the employment agreements are qualified in their entirety by reference to the text of the employment agreements, as amended, which are filed as exhibits to our Annual Report on Form 10-K.

Duncan Employment Agreement

We entered into an employment agreement with Mr. Duncan dated effective as of April 5, 2020. Under the employment agreement, we agreed to pay him an annual base salary of $500,000 and an annual cash bonus with a target amount of no less than 50% of the base salary based upon objectives established annually by the Board.

The employment agreement has a term commencing on the date thereof and continuing until terminated (i) upon death of the employee (ii) upon disability, (iii) for cause, (iv) with good reason or without cause, or (v) voluntarily. The employment agreement also contains, among other things, the following material provisions: (i) reimbursement for all reasonable travel and other out-of-pocket expenses incurred in connection with his employment; (ii) paid vacation leave; (iii) health benefits; and (iv) a severance payment equal to twelve (12) months of base salary and a prorated portion of the applicable cash bonus upon termination by Mr. Duncan for Good Reason (as defined in the agreement) or by the Company without Cause (as defined in the agreement), with restrictive covenants applicable for a corresponding period after termination.

In the event Mr. Duncan is terminated six months prior to, or two years after, a Change of Control (as defined in the agreement) by the Company for any reason other than Cause or by Mr. Duncan for Good Reason, then Mr. Duncan shall be entitled to receive a cash payment equal to 1.5 times his then-current annual base salary, plus 1.5 times his cash bonus for the year in which the termination occurs. Such payment shall be in lieu of the severance payment described above.

Pursuant to the employment agreement, upon the closing of the IPO, Mr. Duncan received a grant of stock options equal to 5% of the outstanding shares of common stock outstanding immediately after the closing of the offering at an exercise price equal to the price per share of common stock in the offering. The options were immediately vested and exercisable and will terminate 10 years after the closing date of the offering.

Gendreau Employment Agreement

On September 10, 2020, we entered into an employment agreement with Dr. Gendreau setting forth the terms of his employment as our Chief Medical Officer. Pursuant to the agreement, Dr. Gendreau is entitled to an annual base salary of $325,000, which amount is subject to annual review by and at the sole discretion of our board of directors or the compensation committee. Dr. Gendreau is eligible to receive an annual cash bonus equal with a target amount on no less than 35% of his then-current base salary, provided that he achieves performance targets determined by the board of directors or the compensation committee.

The employment agreement commenced on January 1, 2021 (the “Commencement Date”) and continues until terminated (i) upon death of the employee, (ii) upon disability, (iii) for cause, (iv) with good reason or without cause, or (v) voluntarily. The employment agreement also contains, among other things, the following material provisions: (i) reimbursement for all reasonable travel and other out-of-pocket expenses incurred in connection with his employment; (ii) paid vacation leave; (iii) health benefits; and (iv) a severance payment equal to three (3) months of base salary and a prorated portion of the applicable cash bonus upon termination by Dr. Gendreau for Good Reason (as defined in the agreement) or by the Company without Cause (as defined in the agreement), with restrictive covenants applicable for a corresponding period after termination.

In the event Dr. Gendreau is terminated six months prior to or two years after a change of control (as defined in the agreement) by the Company for any reason other than Cause or by Dr. Gendreau for Good Reason, then Dr. Gendreau shall be entitled to receive a cash payment equal to his then-current annual base salary, plus his cash bonus for the year in which the termination occurs. Such payment shall be in lieu of the severance payment described above.

Pursuant to the employment agreement, upon the Commencement date, Dr. Gendreau received a grant of stock options equal to 0.5% of the outstanding shares of common stock outstanding as of the date of grant. Thirty-three and 1/3 percent (33.333%) of options shall vest and become exercisable on the first anniversary of the Commencement date provided Dr. Gendreau continues to be employed at such time. Thereafter, the remaining sixty-six and 2/3 percent (66.667%) of the options shall vest and become exercisable in 24 equal monthly installments (at the end of each successive one-month period) following the first anniversary of the Commencement Date, provided Dr. Gendreau continues to be employed on each vesting date. In the case of a change in control event, the options shall be treated as immediately and full vested. The options terminate 10 years after the Commencement Date.

Grosswald Employment Agreement

On April 5, 2020, we entered into an employment agreement with Mr. Grosswald setting forth the terms of his employment as our Vice President of Operations. Pursuant to the agreement, Mr. Grosswald is entitled to an annual base salary of $195,000, which amount is subject to annual review by and at the sole discretion of our board of directors or the compensation committee. Mr. Grosswald is eligible to receive an annual cash bonus with a target amount of no less than 20% of his then-current base salary, provided that he achieves performance targets determined by the board of directors or the compensation committee.

The employment agreement has a term commencing on the date thereof and continuing until terminated (i) upon death of the employee, (ii) upon disability, (iii) for cause, (iv) with good reason or without cause, or (v) voluntarily. The employment agreement also contains, among other things, the following material provisions: (i) reimbursement for all reasonable travel and other out-of-pocket expenses incurred in connection with his employment; (ii) paid vacation leave; (iii) health benefits; and (iv) a severance payment equal to twelve (12) months of base salary and a prorated portion of the applicable cash bonus upon termination by Mr. Grosswald for Good Reason (as defined in the agreement) or by the Company without Cause (as defined in the agreement), with restrictive covenants applicable for a corresponding period after termination.

In the event Mr. Grosswald is terminated six months prior to or two years after a Change of Control (as defined in the agreement) by the Company for any reason other than Cause or by Mr. Grosswald for Good Reason, then Mr. Grosswald shall be entitled to receive a cash payment equal to his then-current annual base salary, plus his cash bonus for the year in which the termination occurs. Such payment shall be in lieu of the severance payment described above.

Pursuant to the employment agreement, upon the closing of the IPO, Mr. Grosswald received a grant of stock options equal to 0.5% of the outstanding shares of common stock outstanding immediately after the closing of the offering at an exercise price equal to the price per share of common stock in the offering. The options were immediately vested and exercisable and will terminate 10 years after the closing date of the offering.

Base Salaries/Compensation

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our Named Executive Officers. Base salaries and base compensation are reviewed annually by the Compensation Committee and adjusted from time to time to realign salaries and compensation with market levels after taking into account individual responsibilities, performance and experience. During 2021, the Compensation Committee engaged Pearl Meyer as compensation consultants to perform a formal benchmarking process and assist in determining appropriate compensation levels for our employees. Pearl Meyer reports directly to the Compensation Committee, provides no other services to the Company, and periodically participates in committee meetings as requested. The Compensation Committee assessed the independence of Pearl Meyer pursuant to the applicable SEC rules and concluded no conflict of interest exists that would prevent Pearl Meyer from serving as an independent advisor to the Compensation Committee. As of December 31, 2021, the annual base salaries or base compensation for each of Mr. Duncan, Dr. Gendreau and Mr. Grosswald was $512,500, $325,000 and $224,859, respectively.

Benefits

We offer a comprehensive package of employee welfare benefits that includes group life insurance, health insurance, dental insurance, vision insurance and short-term and long-term disability. Executive officers may participate on the same basis as other full-time employees.

Bonuses

Each executive officer’s employment agreement establishes a cash bonus target as a percentage of their base salary. These bonuses are contingent upon the achievement of pre-established corporate targets and objectives. At the end of each year, these pre-established targets and objectives are reviewed by the Compensation Committee and bonuses are awarded based on the successful achievement of these milestones. For the year ended December 31, 2021, the cash bonus for each of Mr. Duncan, Dr. Gendreau and Mr. Grosswald was $256,250, $113,750 and $48,251, respectively

Equity Compensation

Our 2020 Equity Incentive Plan (the “Plan”) became effective on December 16, 2020. The Plan provides for grants of stock options, stock awards and other equity-based awards. Our directors, officers and consultants are eligible to receive grants under the Plan.

The purpose of the Plan is to encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.

Administration. The Plan is administered by the Board or a committee appointed by the Board. The Board has the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, and (v) deal with any other matters arising under the Plan.

Available shares. The aggregate number of shares of our common stock that may be issued pursuant to awards under the Plan is 812,500 shares. If grants of stock options or stock awards under the Plan are canceled or forfeited, the shares subject to such grants will again be available under the Plan. The maximum aggregate number of shares that may be subject to grants to any individual in any calendar year is 500,000 shares.

If there is any change in the number or kind of shares of our stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding stock as a class without the receipt of consideration, or if the value of outstanding shares of our stock is substantially reduced as a result of a spinoff or our payment of an extraordinary dividend or distribution, the maximum number of shares of our stock available for grants under the Plan, the maximum number of shares of our stock that any individual participating in this Plan may be granted in any year, the number of shares covered by outstanding grants, the kind of shares issued under this Plan, and the price per share of such grants shall be appropriately adjusted by the Board to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of our stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Board shall be final, binding and conclusive.

Eligibility for participation. Members of our Board, as well as employees of, and consultants and advisors to, us will be eligible to receive awards under the Plan.

Award agreements. Awards granted under the Plan are evidenced by award agreements, which need not be identical, and that provide additional terms, conditions, restrictions or limitations covering the grant of the award, including, without limitation, additional terms providing for the acceleration of exercisability or vesting of awards in the event of a Change in Control (as defined in the Plan) or conditions regarding the participant’s employment, as determined by the committee.

Stock options. The committee may grant nonqualified stock options to any individuals eligible to participate in the Plan and incentive stock options to purchase shares of our common stock only to eligible employees. The committee will determine: (i) the number of shares of our common stock subject to each option; (ii) the term of each option, which may not exceed ten years, or five years in the case of an incentive stock option granted to a 10.0% or greater stockholder; (iii) the exercise price; (iv) the vesting schedule, if any and (v) the other material terms of each option. No incentive stock option or nonqualified stock option may have an exercise price less than the fair market value of a share of our common stock at the time of grant or, in the case of an incentive stock option granted to a 10.0% or greater stockholder, 110.0% of such share’s fair market value. Options will be exercisable at such time or times and subject to such terms and conditions as determined by the committee at the time of grant and the exercisability of such options may be accelerated by the committee.

Stock awards. The Board may issue shares of our stock to an employee, non-employee director or advisor under a stock award, upon such terms as the Board deems appropriate. Shares of our stock issued pursuant to stock awards may be issued for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Board. The Board may establish conditions under which restrictions on stock awards shall lapse over a period of time or according to such other criteria as the Board deems appropriate.

Change in control. Upon a change of control where we are not the surviving corporation (or survive only as a subsidiary of another corporation), the Board may take any of the following actions with respect to any or all outstanding grants: the Board may (i) determine that outstanding options shall accelerate and become exercisable, or stock awards shall vest and be payable, in whole or in part, (ii) determine that all outstanding options that are not exercised shall be assumed by, or replaced with comparable options by the surviving corporation (or a parent or subsidiary of the surviving corporation), and outstanding stock awards shall be converted to stock awards of the surviving corporation (or a parent or subsidiary of the surviving corporation), (iii) require that grantees surrender their outstanding options in exchange for payment by us, in cash or stock as determined by the Board, in an amount equal to the amount by which the then fair market value of the shares of our stock subject to the grantee’s unexercised options exceeds the exercise price of the options, or (iv) after giving grantees an opportunity to exercise their outstanding options, terminate any or all unexercised options at such time as the Board deems appropriate. Such assumption, surrender or termination shall take place as of the date of the change of control or such other date as the Board may specify.

As used in the Plan, a “Change of Control” shall mean:

●	any acquisition, directly or indirectly, by a person of beneficial ownership of our voting securities representing more than 50% of the voting power of our then outstanding securities; provided, however, that, no Change of Control shall be deemed to occur by reason of (i) a transaction in which we become a subsidiary of another corporation and in which our stockholders will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes in the election of directors, or (ii) the acquisition of shares of our capital stock by an investor in us in a capital-raising transaction;
●	any merger or consolidation with another corporation where our stockholders will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors;
●	any sale or other disposition of all or substantially all of our assets; or
●	a complete liquidation or dissolution of us.

Amendment and termination. Notwithstanding any other provision of the Plan, our Board may at any time amend any or all of the provisions of the Plan. The term of the Plan is 10 years, unless earlier terminated by the Board or extended by the Board with the approval of the stockholders.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each Named Executive Officer as of December 31, 2021.

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date
Greg Duncan	12/21/2020	435,921	—	$10.00	12/21/2030
	6/21/2021	—	60,000	6.78	6/21/2031
R. Michael Gendreau, MD, PhD	1/1/2021	—	41,734	7.51	1/1/2031
Ralph Grosswald	12/21/2020	41,621	—	10.00	12/21/2030
	6/21/2021	—	30,000	6.78	6/21/2031

(1)	Each stock option award represented in this column vested immediately upon grant.
(2)	Each stock option award represented in this column has the same vesting schedule, which provides for 1/3rd of the award to vest on the first anniversary of the grant date and the remainder of the award to vest 1/24th each month thereafter.

Compensation of Directors

Directors who are also our employees do not receive compensation for their service on our Board. During 2021, each non-employee director received a cash retainer for the first quarter of 2021 of $7,500 and $8,750 for each quarter thereafter. In addition, the Chairperson of the Audit Committee, Compensation Committee and Nominating Committee received additional annual cash compensation of $15,000, $10,000 and $8,000, respectively; and the other members of such committees received additional annual cash compensation of $7,500, $5,000 and $4,000, respectively. On the date of the 2021 Annual Meeting of Stockholders, each existing non-employee director was granted an option to purchase 7,875 shares of our common stock, that vest in 12 monthly installments from the grant date. The exercise price of such options is equal to the closing price of our common stock on the date of the 2021 Annual Meeting of Stockholders. Beginning with the 2022 Annual Meeting of Stockholders, each non-employee director will be granted an option to purchase 5,250 shares of our common stock that will vest in full on the first anniversary of the grant.

The following table sets forth information concerning compensation for services rendered by our non-employee directors in 2021:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total Compensation ($)
Richard Burch	33,750	36,049	69,799
Abel De La Rosa, Ph.D	46,250	36,049	82,299
David Keefer	55,250	36,049	91,299
William L. Pridgen, M.D.	33,750	36,049	69,799
John C. Thomas, Jr.	48,750	36,049	84,799
Richard J. Whitley, M.D.	46,750	36,049	82,799

(1)	The amounts set forth in this column do not reflect dollar amounts actually received by our directors. Rather, these amounts reflect the aggregate grant date fair value of each stock option granted to such director calculated using the Black-Scholes option-pricing model. The assumptions made in the calculation of these amounts are included in Note 14 of the Notes to Financial Statements included in our Annual Report on Form 10-K
(2)	As of December 31, 2021, Messrs. Burch, Keefer and Thomas and Drs. De La Rosa, Pridgen and Whitley held options to purchase 7,875 shares of our common stock, respectively.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions

Other than as described below, there have not been any transactions since January 1, 2020 that we have been a party to and in which the amount involved exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent of our average total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers, beneficial owners of more than 5% of our capital stock, or their immediate family members, have had or will have a direct or indirect material interest.

Gendreau Consulting, LLC

The Company uses Gendreau Consulting, LLC, a consulting firm (“Gendreau”), for drug development, clinical trial design, and planning, implementation and execution of contracted activities with CROs. Gendreau’s managing member became the Company’s Chief Medical Officer (“CMO”) effective January 1, 2021. The Company has and will continue to contract the services of the CMO’s spouse through the firm to perform certain activities in connection with the Company’s ongoing clinical trial in FM. During the years ended December 31, 2021 and 2020, the Company paid Gendreau $326,416 and $450, respectively, and had accounts payable of $24,840 and $7,916 to Gendreau as of December 31, 2021 and 2020, respectively.

Equity Interest Grants

On July 17, 2020, our Board approved the issuance of 0.5% membership interest to Dr. Pridgen in consideration for his services with the Company.

The Company’s operating agreement in effect prior to the IPO, provided for a 4.5% membership interest to be issued to Dr. Pridgen upon a successful sale or license of the Company’s patents. On August 19, 2020, our Board approved the acceleration of the issuance of this membership interest to Dr. Pridgen to preserve the intent originally set forth in the Company’s operating agreement.

Policies and Procedures for Related Party Transactions

We have not adopted a formal policy that covers the review and approval of other related person transactions by our Board. The Board, however, does review all such transactions that are proposed to it for approval. During such a review, the Board will consider, among other things, the related person’s relationship to the Company, the facts and circumstances of the proposed transaction, the aggregate dollar amount of the transaction, the related person’s relationship to the transaction and any other material information. Our Audit Committee also has the responsibility to review all related-person transactions and other conflicts of interest.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board consists of a number of members as established by resolution adopted by the Board. The number of directors that presently constitute the entire Board is seven. The Board has nominated Greg Duncan, Richard Burch, Abel De La Rosa, Ph.D., David Keefer, William Pridgen, M.D., John C. Thomas, Jr. and Richard Whitley, M.D. for election as directors at the Annual Meeting. Upon the adjournment of our 2022 Annual Meeting of Stockholders, the Board will be composed of seven directors, whose term expires on the election and qualification of successor directors at our next annual meeting of stockholders or until his or her earlier death, removal or resignation. All of the nominees recommended by the Board are currently serving as directors, and each nominee has consented to serve as a nominee for election to the Board, to being named in this Proxy Statement and, if elected by our stockholders, to serve as members of the Board until our next annual meeting.

Listed above under the caption “Board of Directors” are the names and biographical information of Greg Duncan, Richard Burch, Abel De La Rosa, Ph.D., David Keefer, William Pridgen, M.D., John C. Thomas, Jr. and Richard Whitley, M.D., the seven nominees for director. The persons designated as proxies in the accompanying proxy card intend to vote “FOR” such nominees, unless a contrary instruction is indicated on the proxy card. If for any reason any nominee should become unavailable for election, the persons designated as proxies in the proxy card may vote the proxy for the election of another person nominated as a substitute by the Board, if any person is so nominated. The nominees are currently directors and have consented to be named and have agreed to serve, if elected.

Recommendation of the Board

The Board recommends a vote “FOR” the election of Greg Duncan, Richard Burch, Abel De La Rosa, Ph.D., David Keefer, William Pridgen, M.D., John C. Thomas, Jr. and Richard Whitley, M.D. to the Board as directors.

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Dixon Hughes Goodman LLP audited our financial statements as of and for the years ended December 31, 2021 and 2020. The Audit Committee of our Board has selected Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. We are submitting our selection of Dixon Hughes Goodman LLP as our independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. We expect that one or more representatives of Dixon Hughes Goodman LLP will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the Annual Meeting. Dixon Hughes Goodman LLP has announced its intent to merge with BKD LLP effective June 1, 2022. We intend to appoint the newly merged firm as our auditor for the year ended December 31, 2022 upon the effective date of the merger.

The Audit Committee has the sole authority and responsibility to select, appoint, evaluate and, where appropriate, discharge and replace Dixon Hughes Goodman LLP as our independent registered public accounting firm, and the selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders for ratification. Notwithstanding the outcome of the vote by the stockholders of the Company, the Audit Committee is not bound to retain the independent registered public accounting firm or to replace the independent registered public accounting firm, where, in either case, after considering the outcome of the vote, the Audit Committee determines its decision regarding the independent registered public accounting firm to be in the best interests of the Company.

The following table represents aggregate fees billed to us for the fiscal years ended December 31, 2021 and December 31, 2020 by Dixon Hughes Goodman LLP, our independent registered public accounting firm for such periods. All fees described below were approved by the Audit Committee.

Fee Category:	2021	2020
Audit Fees	$159,409	$214,047
Audit-Related Fees	—	—
Tax Fees	12,130	—
All Other Fees	—	70,485
Total Fees	$171,539	$284,532

Audit Fees: For 2021, consists of audit and quarterly review fees, including direct expenses associated with those services. For 2020, consists of fees billed for professional services rendered in connection with quarterly review work of $39,797, 2019 audit work of $85,000 for assurance services provided prior to the Company’s Form S-1 filing and $89,250 for the audit of our financial statements as of and for the years ended December 31, 2020 and 2019.

Tax Fees: Consists of tax compliance and consultation fees in 2021. There were no such fees billed to us during 2020.

All Other Fees: Consists of fees associated with the Company’s filings in connection with the IPO in 2020. There were no such fees billed to us during 2021.

All of the above services were approved by the Audit Committee or for work conducted prior to December 16, 2020, the Board.

In accordance with the Sarbanes-Oxley Act of 2002, as amended, the Audit Committee’s policy is to pre-approve all audit and non-audit services provided by our independent registered public accounting firm. On an ongoing basis, management defines and communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of our independent registered public accounting firm for such services.

Recommendation of the Board

The Board recommends a vote “FOR” the ratification of the selection of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

PROPOSAL 3: APPROVING THE AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

On March 28, 2022, our Board approved the Amended and Restated 2020 Equity Incentive Plan, (the “Amended and Restated Plan”), subject to approval of our stockholders at the Annual Meeting. The 2020 Equity Incentive Plan (the “Plan”) became effective on December 16, 2020 upon our IPO and was approved by our Board and the Company’s managing members in July and August 2020, respectively. A copy of the Amended and Restated Plan is attached hereto as Appendix A. The Board is requesting stockholder approval for the Amended and Restated Plan.

The Board believes that equity awards are a key element underlying its ability to retain, recruit and motivate key personnel who are critical to our ability to execute successfully and implement our corporate objectives. After reviewing the Plan, the Board has determined that the current share reserve available for awards under the Plan is insufficient and limits our ability to provide equity incentives that align the interests of our directors, executive and employees with those of our stockholders and limits our ability to attract and retain talented personnel. Approval of the Amended and Restated Plan by our stockholders will allow us to grant stock options, restricted stock unit awards and other awards at levels determined appropriate by our Board or Compensation Committee. The Amended and Restated Plan contains the following material changes from the Plan.

●	Subject to adjustment for certain changes in our capitalization, the maximum aggregate number of shares of our common stock that may be issued under the Amended and Restated plan is increased by 1,250,000 shares.
●	Subject to adjustment for certain changes in our capitalization, the number of shares of our common stock issuable under the Amended and Restated Plan has been increased to 2,062,500 shares.
●	The Amended and Restated Plan reduced the maximum aggregate number of shares issuable to any non-employee director in any calendar year from 500,000 shares to 200,000 shares.
●	The Amended and Restated Plan clarifies that (i) any shares of common stock that are tendered as payment or withheld to cover taxes due, (ii) any shares of common stock that are repurchased by the Company using option exercise proceeds, and (iii) underlying shares associated with stock-settled SARs shall not again be available for grant under the Amended and Restated Plan.
●	The Amended and Restated Plan provides for a new one-year minimum vesting requirement for all grants under the Amended and Restated Plan, with an exception for certain grants made as an inducement to be hired as an employee (provided that the total number of shares of common stock underlying such grants shall be less than five percent of the aggregate number of shares of common stock issuable under the Amended and Restated Plan).
●	The Amended and Restated Plan provides that the grantee shall not have the right to vote shares subject to stock awards and to receive any dividends or other distributions paid on such shares during the applicable restriction period.
●	The Amended and Restated Plan provides that the term of any stock appreciation right shall not exceed ten years from the date of grant.
●	The Amended and Restated Plan clarifies that, in the event of a change of control, outstanding options and stock appreciation rights shall accelerate and become exercisable, and outstanding stock awards, stock units and other equity awards shall vest and shall be payable. The Board may condition any such acceleration on such terms as the Board determines.

Compensation and Governance Best Practices

The Amended and Restated Plan approved by our Board and submitted for stockholder approval includes an increase in the number of shares available for issuance of equity incentive awards by the Company by 1,250,000 shares.

The Amended and Restated Plan contains the following important compensation and governance best practices:

●	No repricing without shareholder approval. Repricing of options and the cancellation of options with an exercise price greater than the current fair market value in return for cash or the grant of new options with a lower exercise price is prohibited without stockholder approval.
●	No evergreen provision. The Amended and Restated Plan does not provide for automatic share replenishment each year. Additional shares to be authorized for issuance under the Amended and Restated Plan require stockholder approval.
●	No liberal change in control definition. The change in control definition in the Amended and Restated Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the Amended and Restated Plan to be triggered.
●	No discounted options. All options granted under the Amended and Restated Plan must have an exercise or strike price equal to or greater than the fair market value of a share of our common stock on the date the option is granted.
●	Administration by independent committee. The Amended and Restated Plan will be administered by the members of the compensation committee, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent” within the meaning of the Nasdaq listing standards.
●	Material amendments require stockholder approval. Consistent with Nasdaq rules and regulations, the Amended and Restated Plan requires stockholder approval of any material revisions. In addition, certain other amendments to the Amended and Restated Plan require stockholder approval.
●	No dividends paid on unvested shares. Dividends and dividend equivalents will not be paid or distributed on options that are not vested.
●	Minimum one-year vesting provision for all awards. Grants issued under the Amended and Restated Plan shall be subject to a one-year minimum vesting requirement.
●	No liberal share recycling. Liberal share recycling is not allowed. Shares withheld to pay the grant price or exercise price or to satisfy a tax withholding obligation related to an award will not again become available for issuance under the Amended and Restated Plan.
●	Limit on non-employee director grants. The maximum aggregate number of shares issuable under the Amended and Restated Plan is limited to 200,000 shares for any calendar year.

Why We Are Asking Our Stockholders to Approve the Amended and Restated Plan

●	Equity incentives are key to retaining key talent to drive our business forward. The Board believes that equity awards are a key element underlying our ability to retain, recruit and motivate key personnel who are critical to our ability to execute successfully through this time of transition for our Company and implement our business plan to develop our pipeline of product candidates. Equity awards align the interests of key personnel with those of our stockholders and are a substantial contributing factor to the overall success of the Company.
●	Current shares available for awards are inadequate. We believe that the shares currently available for grant under the Plan will be insufficient to meet our anticipated retention and recruitment needs. As of April 22, 2022, there were 63,353 shares available for future grant under the Plan.

Information regarding Equity Incentive Program, Dilution and Overhang

The following table provides certain information regarding our equity incentive program:

As of April 22, 2022
Total number of shares of common stock subject to outstanding stock options	1,041,647
Weighted-average exercise price of outstanding stock options	$9.31
Weighted-average remaining term of outstanding stock options	8.75 years
Total number of shares of common stock subject to outstanding full value awards	0
Total number of shares of common stock available for grant under the 2020 Plan	63,353
Total number of shares of common stock outstanding	8,330,390
Per-share closing price of common stock as reported on the Nasdaq Capital Market	$4.18

To provide the Company the flexibility to responsibly address our future equity compensation needs, we are requesting that stockholders approve the Amended and Restated Plan to make an additional 1,250,000 shares available for grant.

When considering the number of shares authorized for issuance under the Amended and Restated Plan, the compensation committee reviewed, among other things, the dilution to the Company’s current stockholders as measured by dilution and overhang and projected future share usage. The projected future usage of shares for long-term incentive awards under the Amended and Restated Plan was reviewed under scenarios based on a variety of assumptions. The compensation committee is committed to effectively managing the number of shares reserved for issuance under the Amended and Restated Plan while minimizing stockholder dilution.

After giving effect to a new grant authority of 1,250,000 shares, the pro forma overhang percentage as of April 22, 2022 would be 28.3%. We estimate that the pro forma total share pool of 1,313,353 would be sufficient to fund approximately 5 years of anticipated future grants.

Category:	# of Shares	% of CSO
Common shares outstanding (CSO)	8,330,390	—
Total number of shares of common stock outstanding	1,041,647	12.5%
Total number of shares of common stock available for grant under the 2020 Plan	63,353	0.8%
Current total equity plan dilution	1,105,000	13.3%
Proposed additional shares for issuance under the Amended and Restated Plan	1,250,000	15.0%
Pro forma equity plan dilution	2,355,000	28.3%

Description of the Virios Therapeutics, Inc. Amended and Restated 2020 Equity Incentive Plan

Purpose

The purpose of the Amended and Restated Plan is to assist management in the recruitment, retention and motivation of employees, certain consultants and advisors who perform services for the Company and non-employee members of the Board of Directors. The Company believes that the Amended and Restated Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.

Types of Awards

Awards under the Amended and Restated Plan may consist of grants of incentive stock options intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1896 (the “Code”), nonqualified stock options, stock awards, stock units, stock appreciation rights, and other equity-based awards as described in the Amended and Restated Plan.

Eligibility

All employees of the Company and its parents or subsidiaries, including employees who are officers or members of the Board, and members of the Board who are non-employee directors shall be eligible to participate in the Amended and Restated Plan. Consultants and advisors, as such terms are defined and interpreted for purposes of Form S-8 under the Securities Act (or any successor form or rule) who perform services for the Company or any of its parents or subsidiaries shall be eligible to participate in the Amended and Restated Plan.

As of April 22, 2022, we had 5 employees and 6 non-employee directors, all of whom are eligible to receive awards under the Amended and Restated Plan.

Administration

The Amended and Restated Plan is administered by the compensation committee of our Board. Subject to the limitations set forth in the Amended and Restated Plan, the Board has the authority to determine, among other things, to whom awards will be granted, the number of shares subject to awards, the term during which an option, stock unit or stock appreciation right may be exercised and the rate at which the awards may vest or be earned, including any performance criteria to which they may be subject. The Board also has the authority to determine the consideration and methodology of payment for awards.

The compensation committee, our Board and any of their designees do not have the authority to: (i) amend the terms of an outstanding option or stock appreciation right to reduce its exercise price, or (ii) cancel outstanding options or stock appreciation rights with an exercise price above the then-current fair market value per share in exchange for another option, stock appreciation right with a lower exercise price or for other award or for cash, unless the stockholders of the Company have previously approved such an action or the action relates to a capitalization adjustment under the terms of the Amended and Restated Plan.

Shares Available for Awards

Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of common stock that may be issued pursuant to grants under the Amended and Restated Plan is 2,062,500 shares.

Individual Limits

The maximum aggregate number of shares of common stock that shall be subject to grants made under the Amended and Restated Plan to any individual, with the exception of any non-employee director, during any calendar year shall be 500,000 shares. With respect to any non-employee director, the maximum aggregate number of shares of common stock that shall be subject to grants made under the Amended and Restated Plan to any such individual during any calendar year shall be 200,000 shares.

Stock Options

The terms of any grants of stock options under the Amended and Restated Plan will be set forth in a stock option agreement to be entered into between the Company and the recipient. The Board will determine the terms and conditions of such option grants, which need not be identical. The Board may modify, extend or renew outstanding options but the Board may not modify outstanding options to lower the exercise price or cancel options in exchange for cash or for options or stock appreciation rights with a lower exercise price or for another award, other than in connection with a corporate transaction, without stockholder approval.

The exercise price of each option will be set by the Board, subject to the following limits. The exercise price of an incentive stock option cannot be less than 100% of the fair market value of a share of common stock on the date the option is granted, and in the event an option recipient is deemed to be a 10% owner of our Company or one of our subsidiaries, the exercise price of an incentive stock option cannot be less than 110% of the fair market value of a share of common stock on the date the option is granted. The exercise price of a nonqualified stock option cannot be less than 100% of the fair market value of a share of the Company’s common stock on the date the option is granted. The maximum period in which an option may be exercised will be fixed by the Board and included in each stock option agreement and cannot exceed ten years (and in the event an option recipient is deemed to be a 10% owner of our Company or one of our subsidiaries, the maximum period for an incentive stock option granted to that person cannot exceed five years). In addition, no option recipient may be granted incentive stock options that are exercisable for the first time in any calendar year for our common stock having a total fair market value (determined as of the option grant) in excess of $100,000.

The exercise price for the exercise of a stock option may be paid in cash or, to the extent that the stock option agreement so provides, by surrendering shares of common stock, by a broker-assisted cashless exercise procedure, by a net exercise arrangement, by delivering a full-recourse promissory note, or in any other form that is consistent with applicable laws, regulations and rules. Options generally will be nontransferable except in the event of the option recipient’s death, but the Board may allow the transfer of nonqualified stock options through a gift or domestic relations order to the option recipient’s family members.

Stock options granted under the Amended and Restated Plan generally must be exercised by the optionee before the earlier of the expiration of such option or 90 days after termination of the optionee’s employment, except that the period may be extended on certain events including death and termination of employment due to disability. Each stock option agreement will set forth the extent to which the option recipient will have the right to exercise the option following the termination of the recipient’s service with us, and the right to exercise the option of any executors or administrators of the award recipient’s estate or any person who has acquired such options directly from the award recipient by bequest or inheritance.

Stock Awards

The terms of any awards of restricted shares under the Amended and Restated Plan (referred to as “stock awards” in the Amended and Restated Plan document) will be set forth in a restricted share agreement to be entered into between the Company and the recipient. The Board will determine the terms and conditions of the restricted share agreements, which need not be identical. A restricted share award may be subject to vesting requirements or transfer restrictions or both. Restricted shares may be issued for such consideration as the Board may determine, including cash, cash equivalents, full-recourse promissory notes, past services and future services. Award recipients who are granted restricted shares generally have all of the rights of a stockholder with respect to those shares, however, during any restriction period, the grantee shall not have the right to vote shares or receive any dividends or other distributions paid on such shares.

Stock Units

The terms of any awards of restricted stock units under the Amended and Restated Plan (referred to as “stock units” in the Amended and Restated Plan document) will be set forth in a restricted stock unit agreement to be entered into between the Company and the recipient. The Board will determine the terms and conditions of the restricted stock unit agreements, which need not be identical, provided, however, that all such awards shall comply with section 409A of the Code. Restricted stock units give an award recipient the right to acquire a specified number of shares of common stock or, at the Board’s discretion, cash, or a combination of common stock and cash, at a future date upon the satisfaction of certain vesting conditions based upon a vesting schedule or performance criteria established by the Board. Restricted stock units may be granted in consideration of a reduction in the award recipient’s other compensation, but no cash consideration is typically required of the award recipient. Unlike restricted shares, the stock underlying restricted stock units will not be issued until the stock units have vested, and recipients of restricted stock units generally will have no voting or dividend rights prior to the time of issuance of any common stock upon settlement.

Stock Appreciation Rights

The terms of any awards of stock appreciation rights under the Amended and Restated Plan will be set forth in an agreement to be entered into between the Company and the recipient. The Board will determine the terms, conditions and restrictions of any such agreements, which need not be identical. A stock appreciation right generally entitles the award recipient to receive a payment upon exercise equal to the amount by which the fair market value of a share of common stock on the date of exercise exceeds the value of a share of common stock on the date of grant. The maximum period in which a stock appreciation right may be exercised will be fixed by the Board and included in each agreement and cannot exceed ten years. The amount payable upon the exercise of a stock appreciation right may be settled in cash or by the issuance of shares of common stock. The Board may not modify outstanding stock appreciation rights to lower the exercise price or cancel stock appreciation rights in exchange for cash or for options or stock appreciation rights with a lower exercise price or for another award, other than in connection with a corporate transaction, without stockholder approval.

Amendment and Termination

The Board may amend or terminate the Amended and Restated Plan at any time, but an amendment will not become effective without the approval of our stockholders to the extent required by applicable laws, regulations or rules. No amendment or termination of the Amended and Restated Plan will affect an award recipient’s rights under outstanding awards without the award recipient’s consent. No incentive stock options may be granted under the Amended and Restated Plan after the tenth anniversary of the date the Amended and Restated Plan is adopted by the Board. The Amended and Restated Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Amended and Restated Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

Effect of Certain Corporate Events

In the event of a subdivision of the outstanding common stock or a combination or consolidation of the outstanding common stock (by reclassification or otherwise) into a lesser number of shares, a recapitalization, a spin-off or a similar occurrence, a declaration of a dividend payable in common stock or a declaration of a dividend payable in a form other than shares in an amount that has a material effect on the price of the shares, the Board will make appropriate adjustments in the number and class of shares covered by outstanding awards and the exercise price of outstanding options and stock appreciation rights, the number and class of shares that may be issued pursuant to the exercise of incentive stock options, and the number and class of shares available under the Amended and Restated Plan.

In the event of a change of control, outstanding options and stock appreciation rights under the Amended and Restated Plan shall accelerate and become exercisable, and outstanding stock awards, stock units and other equity awards shall vest and shall be payable. The Board may condition any such acceleration on such terms as the Board determines.

For purposes of the Amended and Restated Plan, a change of control shall be deemed to have occurred if: (i) any “person,” as such term is used in sections 13(d) and 14(d) of the Exchange Act becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of (A) a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors, or (B) the acquisition of securities of the Company by an investor of the Company in a capital-raising transaction; or (ii) the consummation of (A) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors, (B) a sale or other disposition of all or substantially all of the assets of the Company, or (C) a liquidation or dissolution of the Company.

Certain Federal Income Tax Aspects of Awards under the Amended and Restated Plan

This is a brief summary of the federal income tax aspects of awards that may be made under the Amended and Restated Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside, nor does it reflect the tax consequences of a holder’s death. The tax consequences of awards under the Amended and Restated Plan depend upon the type of award.

Incentive Stock Options

The recipient of an incentive stock option generally will not be taxed upon grant of the option. Federal income taxes are generally imposed only when the shares of common stock from exercised incentive stock options are disposed of, by sale or otherwise. The amount by which the fair market value of the common stock on the date of exercise exceeds the exercise price is, however, included in determining the option recipient’s liability for the alternative minimum tax. If the incentive stock option recipient does not sell or dispose of the shares of common stock until more than one year after option exercise and two years after the option was granted, then, upon sale or disposition of the shares, the difference between the exercise price and the market value of the shares of common stock as of the date of exercise will be treated as a capital gain, and not ordinary income. If a recipient fails to hold the shares for the minimum required time the recipient will recognize ordinary income in the year of disposition generally in an amount equal to any excess of the market value of the common stock on the date of exercise (or, if less, the amount realized or disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the recipient generally will be taxed as short-term or long-term gain (or loss) depending on the holding period. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient.

Nonqualified Stock Options

The recipient of stock options not qualifying as incentive stock options generally will not be taxed upon the grant of the option. Federal income taxes are generally due from a recipient of nonqualified stock options when the stock options are exercised. The excess of the fair market value of the common stock purchased on such date over the exercise price of the option is taxed as ordinary income. Thereafter, the tax basis for the acquired shares is equal to the amount paid for the shares plus the amount of ordinary income recognized by the recipient. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient by reason of the exercise of the option.

Other Awards

Recipients of restricted stock unit awards will generally recognize ordinary income when they receive shares upon settlement of the awards, in an amount equal to the fair market value of the shares at that time. Recipients of restricted shares subject to a vesting requirement will generally recognize ordinary income at the time vesting occurs, in an amount equal to the fair market value of the shares at that time minus the amount, if any, paid for the shares. However, a recipient of restricted shares which are not vested may, within 30 days of the date the shares are transferred, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares rather than upon the vesting dates. Recipients of stock appreciation rights will generally recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date and cash received, if any, over the exercise price. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the recipient.

New Plan Benefits

No new grants have been made under the Amended and Restated Plan requiring stockholder approval. With respect to future grants under the Amended and Restated Plan, it is not possible to determine specific amounts and types of awards that may be awarded in the future under the Amended and Restated Plan, because the grant and actual settlement of awards will be discretionary.

Aggregated Past Grants Under the Plan

In accordance with SEC rules, the following table sets forth summary information with respect to the number of shares of common stock subject to stock options awards made under the Plan to the Company’s named executive officers, all current executive officers as a group, directors, associates of such executive directors, directors and nominees, each other person who received or is to receive 5% of such stock options and all employees (other than executive officers) as a group as of April 22, 2022.

Individual or Group	Number of Shares Underlying Stock Option Awards
Greg Duncan	495,921
Chairman and Chief Executive Officer
R. Michael Gendreau, M.D., Ph.D.	41,734
Chief Medical Officer
Ralph Grosswald	71,621
Senior Vice President of Operations
Richard Burch(1)	7,875
Director
Abel De La Rosa, Ph.D.	7,875
Director
David Keefer	7,875
Director
William L. Pridgen, M.D.	7,875
Director
John C. Thomas, Jr.	7,875
Director
Richard J. Whitley, M.D.	7,875
Director
All current executive officers as a group	680,897
All current directors who are not executive officers as a group	47,250
All nominees for election as a director	47,250
Each associate of any such director, executive officer or nominees	—
Each other person who received or is to receive 5% of such awards	—
All employees, including current officers who are not executive officers as a group	21,000

(1)	In connection with the Company’s IPO in 2020, Mr. Burch was issued a nonqualified grant of 292,500 shares of common stock that was not pursuant to the Plan and is excluded from the number above.

Required Vote

The proposal to approve the Amended and Restated Plan requires the affirmative vote of a majority of the shares of stock that are present or represented by proxy and entitled to vote with respect to this proposal. Abstentions are considered present and entitled to vote with respect to this proposal and will, therefore, be treated as votes against this proposal.

Recommendation of the Board

The Board recommends a vote “FOR” the approval of the Amended and Restated Plan.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2023

ANNUAL MEETING OF STOCKHOLDERS

Stockholders intending to present proposals at our Annual Meeting of Stockholders to be held in 2023 and intending to have such proposals included in our next proxy statement must send their proposals to our Secretary, in writing, at Virios Therapeutics, Inc., 44 Milton Avenue, Alpharetta, GA 30009, pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our proxy statement and form of proxy for our 2023 Annual Meeting of Stockholders and must be received by us not later than December 27, 2022. If, however, the date of our 2023 Annual Meeting of Stockholders will be on or before May 17, 2023 or on or after July 16, 2023 then the deadline will be a reasonable time before we begin to print and send out our proxy materials. The dates referenced below with respect to proposing an item of business at our 2023 Annual Meeting will not affect any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 of the Exchange Act.

In addition, under our bylaws, a stockholder of record on the date of the giving of the written notice to introduce a nomination or to propose an item of business must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an Annual Meeting of Stockholders. These procedures provide that a nomination for director nominee(s) and/or an item of business to be introduced at an Annual Meeting of Stockholders must be submitted in writing to our Secretary at our offices at Virios Therapeutics, Inc., 44 Milton Avenue, Alpharetta, GA 30009. We must receive written notice of your intention to introduce a nomination or to propose an item of business at our 2023 Annual Meeting:

●	no later than January 26, 2023 or
●	if the 2023 Annual Meeting will be held be on or before May 17, 2023 or on or after July 16, 2023, then no earlier than the close of business on the 120th day prior to the 2023 Annual Meeting and not later than the close of business on the later of (A) the 90th day prior to the 2022 Annual Meeting and (B) the 10th day following the day on which notice of the date of the 2022 Annual Meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (ii) in the case of an election of directors at a special meeting of stockholders, provided that our Board, or such person or persons requested by a majority of our Board to call special meetings, has determined that directors shall be elected at such special meeting and provided further that the nomination made by the stockholder is for one of the director positions that our Board, or such person or persons requested by a majority of our Board to call special meetings, as the case may be, has determined will be filled at such special meeting, not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of (x) the 90th day prior to such special meeting and (y) the 10th day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs.

Any such notice must include all of the information required to be in such notice pursuant to our bylaws filed with the SEC.

ANNUAL REPORT

A copy of our Annual Report is available to our stockholders with this Proxy Statement as described in the Notice of Internet Availability of Proxy Materials.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that only one copy of this Proxy Statement and our Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of any such documents to you if you write or call our Secretary, at Virios Therapeutics, Inc., 44 Milton Avenue, Alpharetta, GA 30009; telephone: 1-866-620-8655.

If you want to receive separate copies of our Proxy Statement and Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact our Secretary, in writing, at the address listed above.

By Order of the Board of Directors,
/s/ Greg Duncan
Greg Duncan
Chairman and Chief Executive Officer

APPENDIX A

Virios Therapeutics, Inc.

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

The purpose of the Virios Therapeutics, Inc. Amended and Restated 2020 Equity Incentive Plan (the “Plan”) is to provide (i) designated employees of Virios Therapeutics, Inc. (the “Company”) and its parents and subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its parents or subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock awards, stock units, stock appreciation rights and other equity-based awards.  The Company believes that this Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.

~~1.~~ Administration and Delegation.

~~(a)~~ Committee.  This Plan shall be administered by a committee consisting of two or more members of the Board, which shall consist of “outside directors” as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and related Treasury regulations, “non-employee directors” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, when applicable, by “independent directors” as defined by the rules of any national securities exchange (the “Exchange”) upon which shares of the Company’s capital stock shall be listed.  However, the Board may ratify or approve any grants as it deems appropriate, and the Board shall approve and administer all grants made to non-employee directors. The committee may delegate authority to one or more subcommittees as it deems appropriate. To the extent that a committee or subcommittee administers this Plan, references in this Plan to the “Board” shall be deemed to refer to the committee or subcommittee.

~~(b)~~ Board Authority.  The Board shall have the sole authority to (i) determine the individuals to whom grants shall be made under this Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, and (v) deal with any other matters arising under this Plan.

~~(c)~~ Board Determinations.  The Board shall have full power and authority to administer and interpret this Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing this Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion.  The Board’s interpretations of this Plan and all determinations made by the Board pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in this Plan or in any awards granted hereunder.  All powers of the Board shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of this Plan and need not be uniform as to similarly situated individuals.

~~(d)~~ Delegation to Officers.  To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Options and other Grants that constitute rights under Delaware law (subject to any limitations under this Plan) to employees or officers of the Company and to exercise such other powers under this Plan as the Board may determine, provided that the Board shall fix the terms of such Grants to be granted by such officers (including the exercise price of such Grants, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to such Grants that the officers may grant; provided further, however, that no officer shall be authorized to grant such Grants to any “executive officer” of the Company (as defined by Rule 3b-7 under the Exchange Act) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).  Notwithstanding anything to the contrary set forth above, the Board may not delegate authority under this Section 1(d) to grant Stock Awards, unless Delaware law then permits such delegation.

~~2.~~ Grants.  Awards under this Plan may consist of grants of incentive stock options as described in Section 5 (“Incentive Stock Options”), nonqualified stock options as described in Section 5 (“Nonqualified Stock Options”) (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as “Options”), stock awards as described in Section 6 (“Stock Awards”), stock units as described in Section 7 (“Stock Units”), stock appreciation rights as described in Section 8 (“SARs”), and other equity-based awards as described in Section 9 (“Other Equity Awards”), the foregoing sometimes referred to herein collectively as “Grants” and individually as a “Grant.”  All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Board deems appropriate and as are specified in writing by the Board to the individual in a grant instrument or an amendment to the grant instrument (the “Grant Instrument”).  All Grants shall be made conditional upon the acknowledgement of the Grantee (as defined in Section 4(b)), in writing or by acceptance of the Grant, that all decisions and determinations of the Board shall be final and binding on the Grantee, his or her beneficiaries and any other person having or claiming an interest under such Grant.  Grants under a particular Section of this Plan need not be uniform as among the grantees.

~~3.~~ Shares Subject to This Plan.

~~(a)~~ Shares Authorized.  Subject to adjustment as described below, the aggregate number of shares of common stock of the Company (“Company Stock”) that may be issued pursuant to Grants under this Plan is ~~812,500~~2,062,500 shares, each of which may be issued under this Plan as an Incentive Stock Option.

~~(b)~~ Individual Limits.  The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under this Plan to any individual, ~~including but not limited to~~with the exception of any non-employee director, during any calendar year shall be 500,000 shares.   With respect to any non-employee director, the maximum aggregate number of shares of Company Stock that shall be subject to Grants made under this Plan to any such individual during any calendar year shall be 200,000 shares.

~~(c)~~ Share Counting.  If and to the extent Options or SARs granted under this Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Stock Awards, Stock Units or Other Equity Awards are forfeited, the shares subject to such Grants shall again be available for purposes of this Plan.  For purposes of clarification, (i) any shares of Common Stock that are tendered as payment or withheld to cover taxes due on a Grant shall not again be available for grant under the Plan, (ii) any shares of Common Stock that are repurchased by the Company using Option exercise proceeds shall not again be available for grant under the Plan, and (iii) stock-settled SARs shall be counted against the share reserve set forth in Section 3(a) above on a gross basis, regardless of the number of shares of Common Stock issued to settle the Grant.

~~(d)~~ Adjustments.  If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for issuance under this Plan, the maximum number of shares of Company Stock for which any individual may receive Grants in any year, the kind and number of shares covered by outstanding Grants, the kind and number of shares issued and to be issued under this Plan, and the price per share or the applicable market value of such Grants shall be equitably adjusted by the Board to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.  In addition, in the event of a Change of Control of the Company (as defined in Section 12(a)), the provisions of Section 13 of this Plan shall apply.  Any adjustment to outstanding Grants shall be consistent with section 409A and section 424 of the Code, to the extent applicable.  Any adjustments determined by the Board shall be final, binding and conclusive.

Grants under the Plan shall be subject to a one-year minimum vesting requirement. Notwithstanding the foregoing, Grants which are not subject to the one-year minimum vesting requirement set forth in this Section 3(e) may be granted to an individual as an inducement to be hired as an Employee (as defined in Section 4(a)), provided that the total number of shares of Common Stock available to be granted or underlying such Grants pursuant to this sentence shall be less than five percent (5%) of the aggregate number of shares of Common Stock set forth in Section 3(a) above.

~~4.~~ Eligibility for Participation.

~~(a)~~ Eligible Persons.  All employees of the Company and its parents or subsidiaries (“Employees”), including Employees who are officers or members of the Board, and members of the Board who are not Employees (“Non-Employee Directors”) shall be eligible to participate in this Plan.  Consultants and advisors, as such terms are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”) (or any successor form or rule) who perform services for the Company or any of its parents or subsidiaries (“Key Advisors”) shall be eligible to participate in this Plan.

~~(b)~~ Selection of Grantees.  The Board shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Board determines.  Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as “Grantees.”

~~5.~~ Options. The Board may grant Options to Employees, Non-Employee Directors, and Key Advisors upon such terms as the Board deems appropriate.  The following provisions are applicable to Options:

~~(a)~~ Number of Shares.  The Board shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

~~(b)~~ Type of Option and Price.

~~(i)~~ The Board may grant Incentive Stock Options that are intended to qualify as “incentive stock options” within the meaning of section 422 of the Code or Nonqualified Stock Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein.  Incentive Stock Options may be granted only to employees of the Company or its parents or subsidiaries, as defined in section 424 of the Code.  Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

~~(ii)~~ The purchase price (the “Exercise Price”) of Company Stock subject to an Option shall be determined by the Board and shall be equal to or greater than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

~~(iii)~~ If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows:  (x) if the principal trading market for the Company Stock is an Exchange, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on an Exchange, the mean between the last reported “bid” and “asked” prices of Company Stock on the relevant date, as reported on the Exchange or, if not so reported, as reported by the over-the-counter quotation system on which the Company Stock is then quoted or as reported in a customary financial reporting service, as applicable and as the Board determines.  If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per share shall be as determined by the Board.

~~(c)~~ Option Term.  The Board shall determine the term of each Option.  The term of any Option shall not exceed ten years from the date of grant.  However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

~~(d)~~ Exercisability of Options.

~~(i)~~ Options shall become exercisable in accordance with such terms and conditions, consistent with this Plan, as may be determined by the Board and specified in the Grant Instrument.  ~~The Board may accelerate the exercisability of any or all outstanding Options at any time for any reason.~~

~~(ii)~~ The Board may provide in a Grant Instrument that the Grantee may elect to exercise part or all of an Option before it otherwise has become exercisable.  Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (i) the Exercise Price or (ii) the Fair Market Value of such shares at the time of repurchase, or such other restrictions as the Board deems appropriate.

~~(e)~~ Grants to Non-Exempt Employees.  Notwithstanding the foregoing, unless expressly approved by the Board, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, (the “FLSA”) may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Board, upon the Grantee’s death, Disability (as defined in Section 5(f)(v)(C)) or Retirement (as defined in Section 5(f)(v)(E)), or upon a Change of Control or other circumstances permitted by applicable regulations).

~~(f)~~ Termination of Employment, Disability or Death.

~~(i)~~ Except as provided below, an Option may be exercised only while the Grantee is employed by, or providing service to, the Employer (as defined in Section 5(f)(v)(A)) as an Employee, Key Advisor or member of the Board.  In the event that a Grantee ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death, Retirement or termination for Cause (as defined in Section 5(f)(v)(D)), except as otherwise provided by the Board, any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Board, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

~~(ii)~~ In the event the Grantee ceases to be employed by, or provide service to, the Employer on account of a termination for Cause by the Employer, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Employer.  In addition, notwithstanding any other provisions of this Section 5, if the Board determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Employer or after the Grantee’s termination of employment or service, any Option held by the Grantee shall immediately terminate, and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares.  Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

~~(iii)~~ In the event the Grantee ceases to be employed by, or provide service to, the Employer because of the Grantee’s Disability or Retirement, any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Board, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.  In the event that an Incentive Stock Option is exercised more than 90 days after Retirement, the Option shall lose its status as an Incentive Stock Option and shall be treated as a Nonqualified Stock Option.

~~(iv)~~ If the Grantee dies while employed by, or providing service to, the Employer or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 5(f)(i) above (or within such other period of time as may be specified by the Board), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Board, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

~~(v)~~ For purposes of this Section 5(f) and Section 6:

~~(A)~~ The term “Employer” shall include the Company and its parent and subsidiary corporations, as determined by the Board.

~~(B)~~ “Employed by, or provide service to, the Employer” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and satisfying conditions with respect to other Grants, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor or member of the Board), unless the Board determines otherwise.

~~(C)~~ “Disability” shall mean a Grantee’s becoming disabled within the meaning of section 22(e)(3) of the Code, within the meaning of the Employer’s long-term disability plan applicable to the Grantee, or as otherwise determined by the Board.

~~(D)~~ “Cause” shall mean, except to the extent specified otherwise by the Board, a finding by the Board that the Grantee (i) has breached his or her employment or service contract with the Employer in any material respect, (ii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Employer to persons not entitled to receive such information, (iv) has breached any written noncompetition or nonsolicitation agreement between the Grantee and the Employer or (v) has engaged in such other behavior detrimental to the interests of the Employer as the Board determines.

~~(E)~~ “Retirement” shall mean a termination of employment by reason of an Employee’s retirement at or after the Employee’s earliest permissible retirement date pursuant to and in accordance with a regular retirement plan or the personnel practices of the Employer.

~~(g)~~ Exercise of Options.  A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company.  The Grantee shall pay the Exercise Price for an Option as specified by the Board (w) in cash, (x) with the approval of the Board, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Board deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Board) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price, (y) payment through a broker in accordance with procedures permitted by applicable regulations of the Board of Governors of the Federal Reserve System, or (z) by such other method as the Board may approve.  Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option.  The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 10) at the time of exercise.

~~(h)~~ Limits on Incentive Stock Options.  Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under this Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.  An

Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code) of the Company.

~~(i)~~ Limitation on Repricing. If the Company Stock is listed on an Exchange, unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 3(d)): (A) amend any outstanding Option granted under this Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (B) cancel any outstanding Option (whether or not granted under the Plan) and grant in substitution therefor new Grants under this Plan (other than adjustments made pursuant to Section 3(d)) covering the same or a different number of shares of Company Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (C) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value, other than pursuant to Section 3(d), or (D) take any other action under this Plan that constitutes a “repricing” within the meaning of the rules of the Exchange.

~~6.~~ Stock Awards.  The Board may issue shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms as the Board deems appropriate.  The following provisions are applicable to Stock Awards:

~~(a)~~ General Requirements.  Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Board.  The Board may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Board deems appropriate, including without limitation restrictions based on the achievement of specific performance goals.  The period of time during which the Stock Award will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”

~~(b)~~ Number of Shares.  The Board shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

~~(c)~~ Requirement of Employment or Service.  Unless the Board determines otherwise, if the Grantee ceases to be employed by, or provide service to, the Employer (as defined in Section 5(f)(v)(A)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company.  The Board may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

~~(d)~~ Restrictions on Transfer and Legend on Stock Certificate.  During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of the Stock Award except to a successor under Section 11(a).  Each certificate representing a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant.  The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed.  The Board may determine that the Company will not issue a certificate for a Stock Award until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for Stock Awards until all restrictions on such shares have lapsed.

~~(e)~~ Right to Vote and to Receive Dividends.  ~~Unless the Board determines otherwise, during~~During the Restriction Period, the Grantee shall not have the right to vote shares subject to Stock Awards and to receive any dividends or other distributions paid on such shares~~, subject to any restrictions deemed appropriate by the Board, including without limitation the achievement of specific performance goals~~.

~~(f)~~ Lapse of Restrictions.  All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Board.  The Board may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

~~7.~~ Stock Units.  The Board may grant Stock Units representing one or more shares of Company Stock to an Employee, Non-Employee Director or Key Advisor, upon such terms and conditions as the Board deems appropriate, provided, however, that all such grants shall comply with section 409A of the Code.  The following provisions are applicable to Stock Units:

~~(a)~~ Crediting of Units.  Each Stock Unit shall represent the right of the Grantee to receive an amount based on the value of a share of Company Stock, if specified conditions are met.  All Stock Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of this Plan.

~~(b)~~ Terms of Stock Units.  The Board may grant Stock Units that are payable if specified performance goals or other conditions are met, or under other circumstances.  Stock Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Board.  The Board shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

~~(c)~~ Requirement of Employment or Service.  Unless the Board determines otherwise, if the Grantee ceases to be employed by, or provide service to, the Employer during a specified period, or if other conditions established by the Board are not met, the Grantee’s Stock Units shall be forfeited.  The Board may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

~~(d)~~ Payment with Respect to Stock Units.  Payments with respect to Stock Units may be made in cash, in Company Stock, or in a combination of the two, as determined by the Board.

~~8.~~ Stock Appreciation Rights.  The Board may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option.  The following provisions are applicable to SARs:

~~(a)~~ Base Amount.  The Board shall establish the base amount of the SAR at the time the SAR is granted.  The base amount of each SAR shall not be less than the Fair Market Value of a share of Company Stock on the date of Grant of the SAR.

~~(b)~~ Tandem SARs.  In the case of tandem SARs, the number of SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Grantee may purchase upon the exercise of the related Option during such period.  Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate.  Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

~~(c)~~ Exercisability.  An SAR shall be exercisable during the period specified by the Board in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument.  ~~The Board may accelerate the exercisability of any or all outstanding SARs at any time for any reason.~~  SARs may only be exercised while the Grantee is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as described in Section 5(f) above.  A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

~~(d)~~ Grants to Non-Exempt Employees.  Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the FLSA may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Board, upon the Grantee’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

~~(e)~~ Value of SARs.  When a Grantee exercises SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised.  The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in Section 8(a).

~~(f)~~ Form of Payment.  The appreciation in an SAR shall be paid in shares of Company Stock, cash or any combination of the foregoing, as the Board shall determine.  For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.

SAR Term. The Board shall determine the term of each SAR. The term of any SAR shall not exceed ten years from the date of grant.

~~9.~~ Other Equity Awards.  The Board may grant Other Equity Awards, which are awards (other than those described in Sections 5, 6, 7 and 8 of this Plan) that are based on, measured by or payable in Company Stock, including, without limitation, stock appreciation rights, to any Employee, Non-Employee Director or Key Advisor, on such terms and conditions as the Board shall determine.  Other Equity Awards may be awarded subject to the achievement of performance goals or other conditions and may be payable in cash, Company Stock or any combination of the foregoing, as the Board shall determine.

~~10.~~ Withholding of Taxes.

~~(a)~~ Required Withholding.  All Grants under this Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements.  The Employer may require that the Grantee or other person receiving or exercising Grants pay to the Employer the amount of any federal, state or local taxes that the Employer is required to withhold with respect to such Grants, or the Employer may deduct from other wages paid by the Employer the amount of any withholding taxes due with respect to such Grants.

~~(b)~~ Election to Withhold Shares.  If the Board so permits, a Grantee may elect to satisfy the Employer’s tax withholding obligation with respect to Grants paid in Company Stock by having shares withheld up to an amount that does not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.  The election must be in a form and manner prescribed by the Board and may be subject to the prior approval of the Board.

~~11.~~ Transferability of Grants.

~~(a)~~ Nontransferability of Grants.  Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime.  A Grantee may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Board, pursuant to a domestic relations order or otherwise as permitted by the Board.  When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee may exercise such rights.  Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

~~(b)~~ Transfer of Nonqualified Stock Options.  Notwithstanding the foregoing, the Board may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, according to such terms as the Board may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

~~12.~~ Change of Control of the Company.

~~(a)~~ Change of Control.  As used herein, a “Change of Control” shall be deemed to have occurred if:

~~(i)~~ Any “person,” as such term is used in sections 13(d) and 14(d) of the Exchange Act becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of (A) a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors, or (B) the acquisition of securities of the Company by an investor of the Company in a capital-raising transaction; or

~~(ii)~~ The consummation of (A) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors, (B) a sale or other disposition of all or substantially all of the assets of the Company, or (C) a liquidation or dissolution of the Company.

~~(b)~~ Other Definition.  The Board may modify the definition of Change of Control for a particular Grant as the Board deems appropriate to comply with section 409A of the Code ~~or otherwise~~.

~~13.~~ Consequences of a Change of Control.

~~(a)   Acceleration.~~  In the event of a Change of Control, ~~the Board may determine whether and to what extent~~ (~~i~~a) outstanding Options and SARs shall accelerate and become exercisable, and (~~ii~~b) outstanding Stock Awards, Stock Units and Other Equity Awards shall vest and shall be payable.  The Board may condition any such acceleration on such terms as the Board determines.

~~(b) Other Alternatives.  In the event of a Change of Control, the Board may take any of the following actions with respect to any or all outstanding Grants: the Board may (i) determine that all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options by the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding Grants that remain in effect after the Change of Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation), (ii) require that Grantees surrender their outstanding Options and SARs in exchange for one or more payments, in cash or Company Stock as determined by the Board, in an amount, if any, equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee’s unexercised Options and SARs exceeds the Exercise Price or base amount of the Options and SARs, on such terms as the Board determines, or (iii) after giving Grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Board deems appropriate.  Such assumption, surrender or termination shall take place as of the date of the Change of Control or such other date as the Board may specify.~~

~~14.~~ Limitations on Issuance or Transfer of Shares.

~~(a)~~ Stockholders Agreement/Voting Agreement.  The Board may require that a Grantee execute a stockholders agreement and/or a voting agreement, in each case, with such terms as the Board deems appropriate, with respect to any Company Stock issued or transferred pursuant to this Plan.  If such stockholders agreement or voting agreement contains any lock-up or market standoff provisions that differ from the provisions of Section 14(c) of this Plan, for as long as the provisions of such agreement are in effect, the provisions of Section 14(c) shall not apply to such Company Stock, unless the Board determines otherwise.

~~(b)~~ Limitations on Issuance or Transfer of Shares.  No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Board.  The Board shall have the right to condition any Grant made to any Grantee hereunder on such Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Board shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions.  Certificates representing shares of Company

Stock issued or transferred under this Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

~~(c)~~ Lock-Up Period.  If so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any underwritten offering of securities of the Company under the Securities Act, and subject to Section 14(a) of this Plan, a Grantee (including any successor or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the 30-day period preceding and the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act for such underwriting (or such shorter period as may be requested by the Managing Underwriter and agreed to by the Company) (the “Market Standoff Period”).  If so requested by the Company or the Managing Underwriter, the Grantee shall enter into a separate written agreement to such effect in form and substance requested by the Company or the Managing Underwriter.  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

~~15.~~ Amendment and Termination.

~~(a)~~ Amendment of This Plan.  The Board may amend, suspend or terminate this Plan or any portion thereof at any time provided that (i) to the extent required by section 162(m) of the Code, no Grant that is intended to comply with section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Grant, unless and until the Company’s stockholders approve such amendment in the manner required by section 162(m); and (ii) if shares of the Company’s capital stock are listed on the Exchange, no amendment that would require stockholder approval under the rules of the Exchange may be made effective unless and until the Company’s stockholders approve such amendment.  In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval.  Unless otherwise specified in the amendment, any amendment to this Plan adopted in accordance with this Section 15(a) shall apply to, and be binding on the holders of, all Grants outstanding under this Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Grantees under this Plan.  No Grant shall be made that is conditioned upon stockholder approval of any amendment to this Plan unless the Grant provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (ii) it may not be exercised or settled (or otherwise result in the issuance of Company Stock) prior to such stockholder approval.

~~(b)~~ Termination of This Plan.  This Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless this Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

~~(c)~~ Termination and Amendment of Outstanding Grants.  The Board may amend, modify or terminate any outstanding Grant, including but not limited to substituting therefor another Grant of the same or a different type, changing the date of exercise or realization, and/or converting an Incentive Stock Option into a Nonqualified Stock Option.  A termination or amendment of this Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Board acts under Section 21(b).  The termination of this Plan shall not impair the power and authority of the Board with respect to an outstanding Grant.  The Board may at any time provide that any Grant shall become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.

~~(d)~~ Governing Document.  This Plan shall be the controlling document.  No other statements, representations, explanatory materials or examples, oral or written, may amend this Plan in any manner.  This Plan shall be binding upon and enforceable against the Company and its successors and assigns.

~~16.~~ Funding of This Plan.  This Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan.

~~17.~~ Rights of Participants.  Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan.  Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.

~~18.~~ No Fractional Shares.  No fractional shares of Company Stock shall be issued or delivered pursuant to this Plan or any Grant.  The Board shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

~~19.~~ Headings.  Section headings are for reference only.  In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

~~20.~~ Effective Date of This Plan.  This Plan shall be effective on the date on which this Plan is approved by the Company’s stockholders.

~~21.~~ Miscellaneous.

~~(a)~~ Grants in Connection with Corporate Transactions and Otherwise.  Nothing contained in this Plan shall be construed to (i) limit the right of the Board to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan.  Without limiting the foregoing, the Board may make a Grant to an employee, director or advisor of another corporation who becomes an Employee, Non-Employee Director or Key Advisor by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, the Parent or any of their subsidiaries in substitution for a stock option or stock award grant made by such corporation.  The terms and conditions of the substitute grants may vary from the terms and conditions required by this Plan and from those of the substituted stock incentives.  The Board shall prescribe the provisions of the substitute grants.

~~(b)~~ Compliance with Law.  This Plan, the exercise of Options and the obligations of the Company to issue shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required.  With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that this Plan and all transactions under this Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act and section 162(m) of the Code.  It is the intent of the Company that this Plan and applicable Grants under this Plan comply with the applicable provisions of section 422 of the Code and that, to the extent applicable, Grants made under this Plan comply with the requirements of section 409A of the Code and the regulations thereunder.  To the extent that any legal requirement set forth in this Plan ceases to be required under applicable law, the Board may determine that such Plan provision shall cease to apply.  The Board may revoke any Grant if it is contrary to law or modify a Grant or this Plan to bring the Grant or this Plan into compliance with any applicable law or regulation.

~~(c)~~ Employees Subject to Taxation Outside the United States.  With respect to Grantees who are subject to taxation in countries other than the United States, the Board may make Grants on such terms and conditions as the Board deems appropriate to comply with the laws of the applicable countries, and the Board may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

~~(d)~~ Governing Law.  The validity, construction, interpretation and effect of this Plan and Grant Instruments issued under this Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

SCAN TO VIEW MATERIALS & VOTE VIRIOS THERAPEUTICS, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET-www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 15, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE-1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 15, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ------------------------D-820-72-P-7347-7 -----KEEP-THIS-PORTION-FOR-YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR number(s) of the nominee(s) on the line below. 02) Abel De La Rosa, Ph.D. 06) John C. Thomas, Jr. VIRIOS THERAPEUTICS, INC. For Withhold For All To withhold authority to vote for any individual All Except nominee(s}, mark "For All Except" and write the following: 1. Electing seven persons to the Board to serve until the 2023 annual meeting and until their successors are duly elected and qualified; Nominees: 01) Richard Burch 05) William L. Pridgen, M.D. 03) Greg Duncan 07) Richard J. Whitley, M.D. 04) David Keefer The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. Ratifying the selection of Dixon Hughes Goodman, LLP as the Company's independent accounting firm for 2022. 0 0 0 3. Approving the Virios Therapeutics, Inc. Amended and Restated 2020 Equity Incentive Plan. 0 0 0 NOTE: In their discretion, the proxies are authorized to vote upon such other matters which may properly come before the annual meeting or any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Signature (Joint Owners)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at https://ir.virios.com/events-presentations/meeting. D82073-P73477 VIRIOS THERAPEUTICS, INC. Annual Meeting of Stockholders June 16, 2022 11:00 a.m. Eastern Time This proxy is solicited by the Board of Directors The undersigned stockholder of Virios Therapeutics, Inc. hereby appoints Greg Duncan and Angela Walsh, and each of them, with full power of substitution, as proxies to vote the shares of stock which the undersigned could vote if personally present at the 2022 Annual Meeting of Stockholders of Virios Therapeutics, Inc. to be held virtually via the internet on June 16, 2022, at 11:00 a.m. Eastern Time, and at any adjournment or postponement thereof, as hereinafter specified and, in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies previously given. If the undersigned holds any of the shares of common stock in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually. You will be able to attend the Stockholder Meeting by first registering at www.viewproxy.com/viri/2022. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting. All registrations to attend the Virtual Meeting must be received by 11:59 p.m. ET on June 15, 2022. When properly executed, this proxy will be voted in the manner directed herein. On matters for which you do not specify a choice, the shares will be voted in accordance with the recommendation of the Board of Directors. If no direction is made, this proxy will be voted FOR each of the nominees listed in Proposal 1 and ·FOR Proposal 2 and Proposal 3. Continued and to be signed on reverse side.